As filed with the Securities and Exchange Commission on April 20, 2004

               Investment Company Act File No. 811-21564
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

 --
/X/         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
--                  Amendment No. ____

                              ---------------------

                         BLUE ROCK REGISTERED FUND, LLC

               (Exact name of Registrant as specified in Charter)

                         Blue Rock Registered Fund, LLC
                          c/o Blue Rock Advisors, Inc.
                                 3915 IDS Center
                             80 South Eighth Street
                          Minneapolis, Minnesota 55402
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (612) 337-8000
                              ---------------------

                               Robert W. Fullerton
                         Blue Rock Registered Fund, LLC
                          c/o Blue Rock Advisors, Inc.
                                 3915 IDS Center
                             80 South Eighth Street
                          Minneapolis, Minnesota 55402
                     (Name and address of agent for service)

                                    COPY TO:
                            Kenneth S. Gerstein, Esq.
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                               New York, NY 10022


This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Interests in Registrant are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an "accredited investor" in Regulation D under the Securities Act and a "qualified client" within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in Registrant.

                                                Copy Number: ________________


                          -----------------------------

                              BLUE ROCK REGISTERED

                                    FUND, LLC

                          -----------------------------

                             CONFIDENTIAL MEMORANDUM
                                   APRIL 2004

                          -----------------------------

                            BLUE ROCK ADVISORS, INC.

                               INVESTMENT ADVISER

                          -----------------------------


                          C/O BLUE ROCK ADVISORS, INC.
                                 3915 IDS CENTER
                             80 SOUTH EIGHTH STREET
                              MINNEAPOLIS, MN 55402
                                 (612) 337-8000


In making an investment decision, investors must rely upon their own examination of Blue Rock Registered Fund, LLC and the terms of the offering, including the merits and risks involved. The limited liability company interests ("Interests") of Blue Rock Registered Fund, LLC have not been registered with or approved or disapproved by the Securities and Exchange Commission or any other Federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Confidential Memorandum or the merits of an investment in the Interests offered hereby. Any representation to the contrary is a criminal offense.

                                TO ALL INVESTORS

          Interests are not insured by the Federal Deposit Insurance Corporation or any other government agency. Interests are not deposits or other obligations of, and are not guaranteed by Blue Rock Registered Fund, LLC or any of its affiliates or by any bank. Interests are subject to investment risks, including the possible loss of the full amount invested.

          Interests in Blue Rock Registered Fund, LLC, which are described in this Confidential Memorandum, have not been, and will not be, registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state. The offering contemplated by this Confidential Memorandum will be made in reliance upon an exemption from the registration requirements of the 1933 Act for offers and sales of securities that do not involve any public offering, and analogous exemptions under state securities laws.

          This Confidential Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of interests in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning Blue Rock Registered Fund, LLC that are inconsistent with those contained in this
Confidential Memorandum. Prospective investors should not rely on any information not contained in this Confidential Memorandum, the SAI or the exhibits hereto.

          This Confidential Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Interests described herein, and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document). Notwithstanding anything to the contrary herein, each recipient (and each employee, representative, or other agent of such recipient) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Fund and
(ii) any transactions described herein, and all materials of any kind (including opinions or other tax analyses) that are provided to the recipient relating to such tax treatment and tax structure.


          Prospective investors should not construe the contents of this Confidential Memorandum as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in Blue Rock Registered Fund, LLC for such investor.

          These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the limited liability company agreement of Blue Rock Registered Fund, LLC, the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they may be required to bear the financial risks of this investment for up to two (2) years from the date that a repurchase request has been made by an investor.

          THE INTERESTS OFFERED HEREBY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED BY

THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

                           FOR GEORGIA RESIDENTS ONLY

          These  securities  have been issued or sold in  reliance on  paragraph
(13) of Code Section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such act or pursuant to an effective registration under such act.

                                TABLE OF CONTENTS

                                                           PAGE

SUMMARY OF TERMS..............................................5
SUMMARY OF FUND EXPENSES.....................................24
THE FUND.....................................................26
INVESTMENT PROGRAM...........................................26
ADDITIONAL RISK FACTORS......................................41
PERFORMANCE HISTORY..........................................47
BOARD OF MANAGERS............................................47
THE ADVISER..................................................49
THE ADVISORY AGREEMENT.......................................50
VOTING.......................................................52
PROXY VOTING.................................................52
CONFLICTS OF INTEREST........................................52
BROKERAGE....................................................56
FEES AND EXPENSES............................................57
ADMINISTRATOR................................................58
CAPITAL ACCOUNTS AND ALLOCATIONS.............................59
SUBSCRIPTIONS FOR INTERESTS..................................63
REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS
TAX ASPECTS..................................................64
ERISA CONSIDERATIONS.........................................85
ADDITIONAL INFORMATION AND SUMMARY OF LIMITED LIABILITY
COMPANY AGREEMENT............................................87



APPENDIX A - Limited Liability Company Agreement
APPENDIX B - Blue Rock Related Funds Performance Information

                                SUMMARY OF TERMS

          The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the Limited Liability Company Agreement of Blue Rock Registered Fund, LLC (the "Limited Liability Agreement"), which appears in
Appendix  A.  You  should  read  the  Confidential  Memorandum  and the  Limited
Liability Agreement carefully before investing and retain them for future reference.

THE FUND Blue Rock Registered Fund, LLC (the "Fund") is a newly formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company.

                              Certain investors who purchase limited liability company interests in the Fund ("Interests") in the offering, and other persons who acquire Interests and are admitted to the Fund by its Board of Managers (the "Board of Managers"), will become members of the Fund ("Members").

                              The Fund is a specialized investment vehicle that may be referred to as a "registered private investment fund." It is similar to an unregistered private investment fund in that the Interests are sold in relatively large minimum denominations in a private placement solely to U.S. tax-exempt investors, entities that are composed primarily of U.S. tax-exempt investors as well as taxable institutional and high net worth investors, and are subject to substantial restrictions on transfer. Unlike a private investment fund (but like other registered investment companies), the Fund has registered under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in its investment program.

INVESTMENT PROGRAM            The  Fund's  investment  objective  is  to provide
                              capital   appreciation   while  seeking  to  limit
                              exposure  to  market  risk.   The  Fund  seeks  to
                              accomplish  this objective by investing its assets
                              primarily in private  investment funds ("Portfolio
                              Funds")  that are  managed  by a  select  group of
                              portfolio  managers  ("Portfolio  Managers")  that
                              utilize   "long-short   market-neutral"   ("LSMN")
                              investment strategies.

                              Market-neutral investment strategies are highly specialized investment disciplines whose performance, by design, has a low correlation with the performance of conventional equity and fixed-income markets. Long-short market-neutral equity strategies attempt to neutralize the risk of fluctuations in the equity markets by constructing two diversified portfolios of equity securities, one comprised of long positions in stocks believed by the Portfolio Manager to be undervalued, and the other comprised of short positions in stocks believed by the Portfolio Manager to be overvalued. The goal is for the common stocks purchased long to increase in value in a rising market and for the short positions in common stocks to increase in value in a falling market. The LSMN portfolio's return is a function of the relative performance difference (net gain or loss) between the long and short positions. The portfolio also produces a return from interest earned on the cash proceeds generated by the short sales.

                              Blue Rock Advisors, Inc. (the "Adviser") serves as investment adviser of the Fund. The Adviser is responsible for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager. In the selection of Portfolio Managers, the Adviser considers both quantitative and qualitative factors. The process is quantitative with respect to past performance data, which is primarily useful in assessing a Portfolio Manager's ability to manage general investment risk. The Adviser is particularly interested in how a strategy or manager performed under adverse market conditions and the underlying volatility of the strategy. Examples of qualitative factors considered include: the particular investment style or methodology of the Portfolio Manager; the depth of the Portfolio Manager's prior investment experience; the organizational structure and integrity of the Portfolio Manager; the extent of the investment by principals of the Portfolio Manager; the Portfolio Manager's overall reaction to periods of performance adversity; and liquidity constraints. Because numerous style differences exist among LSMN Portfolio Managers, the Adviser will attempt to construct a diverse portfolio of managers that employ a mixture of methodologies and styles.

                              The Adviser seeks to monitor each Portfolio Manager on a regular basis. The Adviser maintains contact with and visits the offices of Portfolio Managers to conduct due diligence on the Portfolio Manager, ascertain the consistency of the overall investment process and evaluate key personnel. The Adviser receives updates and monthly reports from Portfolio Managers. The Adviser also analyzes a Portfolio Manager's long and short positions, if available, for the purpose of monitoring a portfolio's net market exposure as well as industry, style or capitalization exposure. Performance of each Portfolio Manager is measured against a peer group of LSMN Portfolio Managers assembled by the Adviser and, if possible, against other Portfolio Managers employing a similar strategy or with a common industry focus.

                              The identity and number of Portfolio Managers is expected to change over time. It is currently expected that the Fund will allocate assets to more than 10 Portfolio Managers and that no more than 15% of the Fund's assets will be allocated to a single Portfolio Manager. It is also expected that many of the Portfolio Funds will have more than 50 investment positions. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

                              A Portfolio Manager uses quantitative or qualitative models, and usually both, seeking to identify undervalued and overvalued common stocks. To construct the LSMN portfolio, approximately equal dollar amounts are invested long and short in equity securities, commonly referred to as a "dollar-neutral" portfolio. The portfolios may also be adjusted relative to each other to balance the particular Portfolio Manager's view of other risk factors (E.G., industry or sector risk). The Portfolio Managers will also adjust (or "rebalance") their long and short portfolios with the objective of maintaining dollar-neutrality, beta-neutrality or some combination of both. "Beta" is a risk measure that quantifies the volatility of a given security or portfolio against a chosen market index (E.G., the S&P 500). A Portfolio Manager seeking to structure and manage a "beta-neutral" portfolio will select stocks so that both the long and short portfolios have similar volatility and move in tandem, with the objective of having the manager's stock selection, and not market movements, be the primary determinant of returns.

                              Generally, LSMN Portfolio Managers invest principally in long and short positions in U.S.
                              and foreign common stocks (as described above). However, LSMN Portfolio Managers may also invest in a wide range of other instruments, including, but not limited to, U.S. and foreign
                              equity-related      instruments,       currencies,
                              commodities, futures and fixed income and other debt-related instruments, cash and cash equivalents, options and warrants. The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments) and engage in short sales. In addition, Portfolio Managers are permitted to utilize leverage, although the Adviser generally seeks to select Portfolio Managers that use leverage to a limited extent in pursuit of their investment programs.

                              PORTFOLIO FUNDS AND PORTFOLIO ACCOUNTS. The Fund intends to invest its assets primarily in Portfolio Funds, which may include foreign and U.S. private investment funds, joint ventures, investment companies and similar investment vehicles. It is expected that Portfolio Funds in which the Fund invests will not be registered under the 1940 Act. Although it is not currently anticipated, the Fund may on occasion retain one or more Portfolio Managers as a "sub-manager" to manage and invest designated portions of the
                              Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner or managing member of the vehicle and the Fund will be the sole limited partner or non-managing member). Any such
                              "sub-advisory" arrangement in which the Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account." Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Fund on a managed account basis are collectively referred to as "Sub-Managers."

                              The Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                              PORTFOLIO FUND INVESTMENT PRACTICES. Portfolio Funds that employ a LSMN investment strategy primarily invest in long and short positions in common stocks. However, for hedging or other purposes, these Portfolio Funds may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment techniques and strategies. These investments may include, but are not limited to, U.S. and foreign equities, equity-related instruments and fixed income securities. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (to a limited extent); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. Many of these techniques may, in some cases, be an integral part of a Portfolio Manager's investment program and involve significant risks. Portfolio Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

                              For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Fund will "look through" to the underlying investments of any Portfolio Account that the Fund may establish. However, Portfolio Funds in which the Fund invests are not subject to the investment restrictions of the Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

                              TEMPORARY INVESTMENTS. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See "Investment Practices and Related Risk Factors.")

                              MARKET-NEUTRAL INVESTMENTS, INCLUDING LSMN STRATEGIES, WHILE DESIGNED TO REDUCE CERTAIN TYPES OF RISKS, ARE NOT RISK-FREE AND MAY GENERATE LOSSES FOR THE INVESTOR. THE FUND'S RETURN WILL BE PRIMARILY DEPENDENT UPON THE ADVISER'S ABILITY TO IDENTIFY AND ENGAGE PORTFOLIO MANAGERS WHO CAN CORRECTLY IDENTIFY OVERVALUED AND UNDERVALUED SECURITIES.

                              AS WITH ANY INVESTMENT, THERE CAN BE NO ASSURANCE THAT THE FUND'S INVESTMENT OBJECTIVE WILL BE ACHIEVED OR THAT AN INVESTOR WILL NOT LOSE ITS INVESTMENT IN THE FUND.

POTENTIAL BENEFITS OF         By investing in the Fund, investors gain access to
INVESTING IN THE FUND         a  group  of  Portfolio   Managers  whose services
                              typically   are  not   available  to  the  general
                              investing  public,  whose  investment funds may be
                              closed from time to time to new  investors  or who
                              otherwise may place stringent  restrictions on the
                              number and type of persons  whose  money they will
                              manage.    The   Fund   provides   investors   the
                              opportunity   to  participate  in  the  investment
                              programs    of    a    professionally     selected
                              cross-section of LSMN Portfolio Managers, without being subject to the high minimum investment requirements that Portfolio Managers typically would impose on investors. Allocation of assets among Portfolio Managers has the potential to reduce the volatility of investment returns from that which might be associated with a direct investment with any single Portfolio Manager.


BORROWINGS                    The Fund  does not  anticipate the  need to borrow
                              money  for  investment   purposes.   The  Fund  is
                              authorized  to borrow  money on a temporary  basis
                              (E.G., to meet repurchase requests),  although the
                              Fund  does  not  generally  expect  to do so.  The
                              Portfolio Managers,  however, are permitted to use
                              leverage  in  connection  with  their   respective
                              investment programs,  although the Adviser intends
                              to invest in Portfolio Funds that are not expected
                              to  employ  leverage  that  generates   "unrelated
                              business  taxable  income"   ("UBTI").   UBTI  can
                              typically  be  created   through   debt   financed
                              leverage  or margin  borrowing.  The Fund seeks to
                              identify  LSMN  Portfolio  Managers  that  do  not
                              engage  in  debt   financed   leverage  or  margin
                              borrowing. But, there can be no guarantee that the investment practices of the Portfolio Managers will not cause tax-exempt Members to incur UBTI with respect to their investment in the Fund. (See
                              "ERISA Considerations" and "Tax Aspects.")

ALLOCATION OF PROFIT          The Fund  maintain s a  separate  capital  account
AND LOSS                      for  each   Member.  The  initial  balance  of  a
                              Member's  capital account will equal the amount of
                              the Member's  initial capital  contribution to the
                              Fund.  The net  profits  or net losses of the Fund
                              (including,  without limitation, net realized gain
                              or  loss  and  the  net   change   in   unrealized
                              appreciation   or   depreciation   of   securities
                              positions)  will be credited to or debited against
                              the  capital  accounts of Members as of the end of
                              each  fiscal  period  in  accordance   with  their
                              respective investment  percentages for the period.
                              Each  Member's   investment   percentage  will  be
                              determined  each fiscal period by dividing,  as of
                              the commencement of the period, the balance of the
                              Member's   capital  account  by  the  sum  of  the
                              balances of the capital accounts of all Members.

                              A fiscal period begins on the day immediately following the last day of the preceding fiscal period, and ends at the close of business on the first to occur of the following dates: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31) or such other date required under regulations ("U.S. Treasury Regulations"); (iii) the day preceding the date as of which any contribution to the capital of the Fund is made; (iv) any day as of which the Fund repurchases the Interest (or portion thereof) of any Member; or (v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. (See "Capital Accounts and Allocations.")

RISK FACTORS                  The  investment program of the Fund is speculative
                              and involves  substantial  risks.  There can be no
                              assurance  that the  investment  objective  of the
                              Fund will be achieved.  The investment performance
                              of the Fund will depend on the  performance of the
                              Portfolio  Managers  with which the Fund  invests,
                              and the  Adviser's  ability  to  select  Portfolio
                              Managers   and   to   allocate   and    reallocate
                              effectively  the  Fund's  assets  among  Portfolio
                              Managers. The value of an investment in the Fund will fluctuate with changes in the values of the Fund's investments.

                              AN INVESTMENT IN THE FUND INVOLVES THE FOLLOWING GENERAL RISKS:

                               o Investing in the Fund can result in a loss of capital invested. Use of short sales and other instruments by Portfolio Managers can result in significant losses to the Fund.

                               o The success of the Fund is significantly significantly dependent on the ability of the Adviser's Investment Committee to develop and effectively pursue the Fund's investment objective.

                               o    There are special tax risks associated  with
                                    an  investment   in  the  Fund.   (See  "Tax
                                    Aspects.")

                               o The Fund is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk.

                               o The Adviser employs an investment program for the Fund that is substantially the same as the investment program that it employs in managing private unregistered investment vehicles (the "Private Funds"). Investors should, however, recognize that the expenses of the Fund may be materially higher than those of the Private Funds.

                               o Although the Adviser has been in operation for over 14 years, the Fund is a newly formed entity and, thus, has no operating history upon which investors can evaluate its performance.

                               o Interests will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. (SEE "Investment Practices and Related Risk Factors," "Tax Aspects," and "Redemptions, Repurchases of Interests and Transfers.") Liquidity will be provided to Members only through repurchase offers made from time to time by the Fund. There is no assurance that an investor tendering an Interest for repurchase in connection with a repurchase offer made by the Fund will have that Interest repurchased in that repurchase offer.

                               o An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than $500,000, could invest directly in Portfolio Funds or with Portfolio Managers. By investing in Portfolio Funds indirectly through the Fund, an investor bears a PRO RATA portion of the fees and other expenses of the Fund, and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations and other expenses borne by the Fund as an investor in Portfolio Funds.

                               o The fees and other expenses borne directly and indirectly by the Fund, including those fees, expenses and performance-based allocations that are borne by the Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

                                    INVESTING   IN  PORTFOLIO   FUNDS   INVOLVES
                                    SPECIAL RISKS, INCLUDING THE FOLLOWING:

                               o Portfolio Funds generally will not be registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

                               o Portfolio Funds may, in some cases, concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

                               o The Adviser may have little or no means of independently verifying information provided by Portfolio Managers and thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

                               o The Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Interests and the amounts Members receive upon the repurchase of Interests. Because Portfolio Funds generally will provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Fund by Portfolio Managers (except in the case of Portfolio Accounts).

                               o Portfolio Managers typically charge asset-based management fees, and typically are also entitled to receive performance-based fees or allocations. The Fund, as an investor in Portfolio Funds (or by retaining a Portfolio Manager to manage a Portfolio Account), will be subject to these fees and allocations, which will reduce the investment returns of the Fund. These fees and allocations are in addition to the management fee of the Fund.


                               o The performance-based fees or allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based allocations. In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the fee or allocation may be greater than if it were based solely on realized gains.

                               o Each Portfolio Manager will receive any performance-based fees or allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Fund generally. Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Fund, which will be borne indirectly by Members, even if the Fund's overall returns are negative.

                               o Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

                               o To the extent the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Fund's investment in the Portfolio Fund.

                               o The Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return.

                               o Portfolio Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital. Upon the Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value, and which may cause the Fund to incur certain expenses. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Fund's portfolio or distribute it to investors in the Fund in connection with a repurchase by the Fund of all or a portion of Interests of Members.

MANAGEMENT                    The Board of  Managers of  the  Fund  has  overall
                              responsibility  for the management and supervision
                              of  the   operations  of  the  Fund.  The  initial
                              Managers serving on the Board of Managers have been elected by the organizational Member of the Fund (who is affiliated with the Adviser). By signing the limited liability company agreement
                              (the "Limited Liability Agreement") of the Fund, each Member will be deemed to have voted for the election of each of the Managers. Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940
                              Act  requires the election of Managers by Members.
                              A majority of the Managers are persons who are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser. (SEE "Board of Managers" and "Voting.")

THE ADVISER                   Blue Rock Advisors,  Inc.  (the  "Adviser") serves
                              as the investment adviser of the Fund and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

                              The Adviser was organized as a Minnesota corporation in 1989. The Adviser focuses on LSMN equity strategies implemented through a multi-manager approach. Robert W. Fullerton and Mark F. Steen are the controlling shareholders of the Adviser. The Adviser also serves as the general partner to Blue Rock Capital Fund, L.P., a Minnesota limited partnership, and Blue Rock Capital Fund II, L.P., a Delaware limited partnership, that follow an investment program substantially similar to that of the Fund.

                              As of _____, 2004, the Adviser's total assets under management exceeded $-----.

                              Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The Adviser is authorized, subject to the approval of the Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services. To the extent that the Adviser retains a Sub-Manager to manage the assets of a Portfolio
                              Account, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the Sub-Manager. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel, as necessary, to provide the services required to be provided under the Advisory Agreement.


FEES AND EXPENSES             The Fund pays  the  Adviser a  management fee (the
                              "Management Fee") (accrued and payable monthly within ten business days after the end of each calendar month) by applying the following annual rates to the net assets of the Fund determined at the close of each month: 1.00% to the portion of net assets not exceeding $30 million; 0.90% to the portion of net assets exceeding $30 million, but not exceeding $100 million; and 0.80% to the portion of net assets in excess of $100 million.
                              The Management Fee is not assessed against the Adviser or any of its shareholders, directors, officers, employees or affiliates.

                              The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

                              The Fund bears all of its own expenses other than those borne by the Adviser pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (E.G., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); any expenses associated with Portfolio Manager background verifications; all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses of the Fund; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the
                              Management Fee; fees and expenses of members of the Board of Managers who are not employees of the Adviser or any affiliated person of the Adviser; costs in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

                              The Fund also indirectly bears fees and expenses as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 0.75%-1.50%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 0%-20% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Fund retains a Portfolio Manager to manage a Portfolio Account, an asset-based and performance-based fee would generally be payable to the Portfolio Manager. In such cases, amounts may differ from, and could be higher than, those described above.

                              [The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses), to the extent necessary to limit the ordinary operating expenses of the Fund to [___]% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the Fund. (SEE "Fees and Expenses.")]


CONFLICTS OF INTEREST         The Adviser and its  affiliates  may  also provide
                              investment management services to managed accounts or to other investment funds or partnerships, which may or may not follow an investment program substantially similar to that of the Fund. Under these circumstances, certain inherent conflicts of interest might arise from the fact that the Adviser and its affiliates generally would be carrying on other investment activities in which the Fund would have no interest. (See "Conflicts of Interests.")

PLACEMENT AGENT               The  Fund  may  use  placement  agents  [including
                              _____]. The Adviser may pay from its own resources compensation to [______] for sales of Interests.
                              If a subscriber is introduced to the Fund through a placement agent, the arrangement, if any, with such placement agent will be disclosed to, and acknowledged by, the subscriber.


SUBSCRIPTIONS FOR INTERESTS   The  minimum  initial  investment in the Fund from
                              each   investor  is   $500,000   and  the  minimum
                              additional investment in the Fund is $250,000. The minimum initial and minimum additional investment requirements may be reduced by the Board of Managers.

                              The Fund expects to offer Interests once a month, generally at the beginning of each month or more or less frequently in the sole discretion of the Board of Managers. All subscriptions are subject to the receipt of cleared funds from the investor prior to the applicable subscription date in the full amount of the subscription. The investor must also submit a completed subscription document before the applicable subscription date. The Board of Managers reserves the right to reject any subscription for Interests and the Board of Managers may, in its sole discretion, suspend subscriptions for Interests at any time.

INVESTOR ELIGIBILITY          Each  prospective  investor  will be  required  to
                              certify that the Interest  subscribed for is being
                              acquired directly or indirectly for the account of
                              an "accredited investor," as defined in Regulation
                              D under the  Securities  Act of 1933. In addition,
                              Interests are being offered only to investors that
                              represent that they are natural persons, companies
                              or other entities (other than investment companies
                              and  investment  funds)  that  have a net worth of
                              more than $1.5 million at the time of subscription
                              (or such  greater  amount  as may be  required  by
                              applicable law or by the Board of Managers, in its
                              sole  discretion)  or that they meet certain other
                              qualification requirements. An existing Member who
                              is subscribing to make an additional investment in
                              the  Fund   will  be   required   to  meet   these
                              eligibility criteria at the time of the additional investment. The relevant investor qualifications are set forth in the subscription agreement that must be completed by each prospective investor.

INVESTOR SUITABILITY          AN  INVESTMENT  IN  THE FUND INVOLVES  SUBSTANTIAL
                              RISKS  AND IS NOT  NECESSARILY  SUITABLE  FOR  ALL
                              ELIGIBLE  INVESTORS.  An  investor  may  lose  its
                              investment  in the Fund.  Before making a decision
                              to invest in the Fund, an investor should consider
                              whether  the  investment  is  consistent  with its
                              investment  goals  and  needs  and  its  financial
                              situation,   considering   such  factors  as  risk
                              tolerance and liquidity needs.

TRANSFER  RESTRICTIONS        Interests  held  by   Members may  be  transferred
                              only  (i)  by  operation  of law  pursuant  to the
                              death,    divorce,     bankruptcy,     insolvency,
                              dissolution or  adjudication  of incompetency of a
                              Member or (ii)  with the  written  consent  of the
                              Board of  Managers  (which may be  withheld in its
                              sole  discretion).  The Board of Managers  may not
                              consent to a transfer  other than a transfer:  (i)
                              in  which  the tax  basis of the  Interest  in the
                              hands of the transferee is determined, in whole or
                              in  part,  by  reference  to its tax  basis in the
                              hands of the transferor  (E.G.,  certain transfers
                              to affiliates,  gifts and  contributions to family
                              partnerships),  (ii) to  members  of the  Member's
                              immediate  family  (brothers,   sisters,   spouse,
                              parents  and  children),  (iii) as a  distribution
                              from a qualified  retirement plan or an individual
                              retirement  account, or (iv) to which the Board of
                              Managers  may consent  pursuant  to the  following
                              sentence.  The Board of  Managers  may  consent to
                              other pledges,  transfers,  or  assignments  under
                              such other  circumstances and conditions as it, in
                              its sole discretion, deems appropriate;  PROVIDED,
                              HOWEVER, that prior to any such pledge,  transfer,
                              or assignment, the Board of Managers shall consult
                              with  counsel  to the  Fund to  ensure  that  such
                              pledge, transfer, or assignment will not cause the
                              Fund  to  be   treated  as  a   "publicly   traded
                              partnership" taxable as a corporation.

                              In no event, however, will any transferee or assignee be admitted as a Member without the consent (or ratification) of the Board of Managers which may be withheld in its sole discretion. A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. (SEE "Redemptions, Repurchase of Interests and Transfers -- Transfers of Interests.")

REDEMPTIONS AND               The  Adviser  currently  expects   that  it   will
REPURCHASES OF INTERESTS      recommend to the Board of Managers that  the  Fund
BY THE FUND                   offer to repurchase Itnerests (pursuant to written
                              tenders)  from Members no later than  December 31,
                              2004, and thereafter,  four times each year, as of
                              the last day of each calendar  quarter.  The Board
                              of Managers will consider the  recommendations  of
                              the  Adviser.  The  Board of  Managers  will  also
                              consider the following  factors,  among others, in
                              making its determination:  (i) whether any Members
                              have  requested  the  Fund  to  repurchase   their
                              Interests or portions thereof;  (ii) the liquidity
                              of the Fund's assets  (including  the liquidity of
                              investments  held by the Portfolio  Funds);  (iii)
                              the   investment   plans   and   working   capital
                              requirements   of  the  Fund;  (iv)  the  relative
                              economies of scale with respect to the size of the
                              Fund; (v) the history of the Fund in  repurchasing
                              Interests;  (vi)  the  economic  condition  of the
                              securities markets;  and (vii) the anticipated tax
                              consequences   of  any  proposed   repurchases  of
                              Interests or portions thereof. (SEE "Redemptions, Repurchases of Interests and Transfers - No Right of Redemption" and "- Repurchases of Interests.")

                              Interests are not redeemable and a Member has no right to require the Fund to redeem its Interest. Nevertheless, the Limited Liability Agreement generally provides that the Fund will be dissolved if the Interest of any Member that has submitted a written request to the Fund for the repurchase of its entire Interest, in accordance with the terms of the Limited Liability Agreement, is not repurchased by the Fund within a period of two years following the date the request is received by the Fund.

                              The Adviser generally expects to recommend that the Fund make a quarterly repurchase offer for up to 95% of the value of the Fund's Interests. In the unlikely event (assuming the offer is for 95% of the Fund's Interests) that a repurchase offer is oversubscribed by Members who tender Interests for repurchase, the Fund will repurchase only a PRO RATA portion of the Interest tendered by each Member. In addition, a Member who tenders for repurchase only a portion of an Interest will be required to maintain a minimum capital account balance of $500,000 or such other amount as is determined by the Board of Managers. The Fund maintains the right to reduce the portion of an Interest to be repurchased from a Member so that the required minimum capital account balance is maintained.

                              The Fund may redeem all or part of an Interest if, among other reasons, ownership of an Interest by a Member would cause the Fund, or the Adviser to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

TAXATION Counsel to the Fund will render an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also will render its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

                              If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise), the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. (See "Tax Aspects.")

ERISA PLANS AND OTHER         Tax-exempt  investors  subject  to  the  Employee
TAX-EXEMPT ENTITIES           Retirement  Security   Act  of  1974,  as  amended
                              ("ERISA"),  and other tax-exempt entities (each, a
                              "tax-exempt" entity) may purchase Interests in the
                              Fund. The Fund does not intend to utilize leverage
                              in  connection  with its trading  activities.  The
                              Portfolio Funds may utilize leverage in connection
                              with  their  trading   activities,   although  the
                              Adviser intends to invest in Portfolio Funds which
                              it believes  generally do not employ leverage that
                              generates UBTI. However, there can be no assurance
                              that a tax-exempt entity that is a Member will not
                              incur  income tax  liability  with  respect to its
                              share  of  the  net  profits  from  any  leveraged
                              transactions.  To the extent the Fund  invests its
                              assets in  Portfolio  Funds  that are  treated  as
                              corporations  for  Federal  income  tax  purposes,
                              including the foreign Portfolio Funds in which the
                              Fund intends to primarily invest, Members will not
                              receive UBTI.  The Fund will provide to tax-exempt
                              entities   that  are   Members   such   accounting
                              information as is available to the Fund to assist the Members in reporting UBTI for income tax purposes.

                              Investment in the Fund by tax-exempt entities requires special consideration. Trustees or administrators of these entities are urged to carefully review the matters discussed in this Confidential Memorandum. (SEE "ERISA Considerations" and "Tax Aspects.")

TERM                          The  Fund's  term  is perpetual unless the Fund is
                              otherwise   terminated  under  the  terms  of  the
                              Limited Liability Agreement.

REPORTS TO MEMBERS            The Fund  will  furnish  to  Members  as  soon  as
                              practicable  after  the end of each  taxable  year
                              such  information  as is  necessary  for  them  to
                              complete their income tax or information  returns,
                              along with any other tax  information  required by
                              law. The Fund's ability to provide final Schedules
                              K-1 to  Members  for any given  tax year  prior to
                              April 15 of the  following  year will  depend upon
                              when it receives the  requisite  information  from
                              Portfolio  Funds.  (SEE "Additional Risk Factors--
                              Special Risks of  Multi-Manager  Structure.")  The
                              Fund  will  provide   Schedules  K-1  as  soon  as
                              practicable   after  it  receives  all   necessary
                              information.   The  Fund   endeavors   to  provide
                              Schedules K-1 on time. However,  delays may occur.
                              Under those circumstances, members would need to obtain extensions of the filing dates for their Federal, state and local tax returns.

                              The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent monthly reports regarding the Fund's operations.



FISCAL YEAR AND TAXABLE       For accounting purposes, the Fund's fiscal year is
YEAR                          the 12-month period ending on March 31. The 12-
                              month period ending December 31 (or such other date required by U.S. Treasury Regulations) of each year is the taxable year of the Fund.


ADMINISTRATOR                 [_________]    (the   "Administrator")    provides
                              various  administrative   services  to  the  Fund,
                              including fund accounting, investor accounting and
                              taxation services, maintaining the register of the
                              Fund and generally  performing all actions related
                              to  the  issuance   and  transfer  of   Interests;
                              reviewing  and,  subject to  approval by the Fund,
                              accepting    subscriptions   for   Interests   and
                              accepting payment  therefore;  performing all acts
                              related  to  the  repurchase  of  Interests;   and
                              performing all other clerical  services  necessary
                              in connection with the administration of the Fund.
                              The Administrator may delegate its  administrative
                              functions   to   any   of   its   affiliates.   In
                              consideration  for these  services,  the Fund pays
                              the  Administrator an annual fee (paid monthly) in
                              an amount equal to a maximum of ____%,  per annum,
                              of the average net assets of the Fund,  subject to
                              an annual  minimum  fee of $____  during the first
                              year during which the contract is effective  and a
                              yearly   minimum  fee  of  $_____  for  each  year
                              thereafter. The Administrator also serves as the transfer agent for Interests.

CUSTODIAN                     [__________] serves as custodian for the assets of
                              the Fund.

AUDITORS [__________] serves as the independent auditor of the Fund.

LEGAL COUNSEL                 Schulte Roth & Zabel LLP, 919  Third  Avenue,  New
                              York, New York 10022,  acts as counsel to the Fund
                              in  connection  with its  offering  of  Interests.
                              Schulte  Roth & Zabel LLP also acts as  counsel to
                              the Adviser and its affiliates. In connection with
                              the Fund's  offering of Interests  and  subsequent
                              advice  to  the   Fund,   the   Adviser   and  its
                              affiliates, Schulte Roth & Zabel LLP will not be representing Members of the Fund. No independent counsel has been retained to represent Members of the Fund.

                            SUMMARY OF FUND EXPENSES

          The following table illustrates the expenses, fees and performance based allocations that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses
     Maximum Sales Load (as a percentage of offering price)................None

Annual Expenses (as a percentage of net assets attributable to Interests)
     Management Fee.......................................................____%
     Other Expenses(1)....................................................____%
     Total Annual Expenses................................................____%
     Total Annual Expenses after Expense Limitation(2)....................____%


             Based on estimates of expenses for the fiscal year ending 31, 2005.


     (1) Reflects all expected ordinary operating expenses for the current fiscal year other than the management fee and includes organization and offering expenses. Other Expenses and Total Annual Expenses are estimated at ____% and ___%, respectively, for subsequent periods.


     (2)  [The  Adviser  and  the  Fund  have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement"). Pursuant to the terms of the Expense Limitation Agreement, the Adviser (or its affiliate) will waive its fees or pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses) to the extent necessary to limit the ordinary operating expenses of the Fund to ___% per annum of the Fund's average monthly net assets (the "Expense Limitation"). Ordinary operating expenses do not include organization expenses, interest, taxes, brokerage and extraordinary expenses. In consideration for the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the expense was incurred, and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses for any year to exceed the Expense Limitation in effect at the time. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the Fund.]

          The purpose of the table above and the example below is to assist prospective Investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. "Other Expenses," as shown above, is an estimate, assuming Fund net assets of $70 million. For a more complete description of the various costs and expenses of the Fund, see "The Adviser" and "Fees and Expenses." In addition to the costs and expenses that investors in the

Fund will bear directly or indirectly, the Fund will bear costs and expenses, indirectly through its investment in Portfolio Funds (or if the Fund retains Portfolio Managers to manage Portfolio Accounts). These and any other Portfolio Fund operating expenses or fees are not reflected in the table and will reduce the Fund's investment returns. A Portfolio Fund is generally expected to be subject to management fees that range between 0.75% and 1.50% and performance fees or incentive allocations that range between 0%-20% of its net capital appreciation (if any).

                                    EXAMPLE 1

                                    1 YEAR   3 YEARS    5 YEARS    10 YEARS
                                    ------   --------   -------    --------
An investor would pay the
following expenses on a                $         $         $          $
$1,000 investment, assuming a
5% annual return:

                                    EXAMPLE 2

                                    1 YEAR   3 YEARS    5 YEARS    10 YEARS
                                    ------   --------   -------    --------
An investor would pay the
following expenses on a                $         $         $          $
$500,000 investment,
assuming a 5% annual return:


THE EXAMPLES ABOVE ARE BASED ON THE FEES AND EXPENSES SET FORTH ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN ASSUMED IN THE EXAMPLES.

                                    THE FUND

          Blue Rock Registered Fund, LLC (the "Fund") is a newly formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund's principal office is located at c/o Blue Rock Advisors, Inc., 3915 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402 and its telephone number is (612) 337-8000. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board of Managers of the Fund (the "Board of Managers"). Investors who acquire interests in the Fund ("Interests") in the offering being made hereby will become members of the Fund ("Members").

          The Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth investors and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds. They generally impose relatively modest minimum initial investment requirements (often less than $2,000) and are publicly offered to a broad range of investors. The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

          The Fund is similar to a private investment fund in that the investment portfolios of the investment funds in which the assets of the Fund are invested may be actively managed and Interests are being sold subject to a minimum initial investment requirement of $500,000 in a private placement solely to U.S. tax-exempt investors, entities that are composed primarily of U.S. tax-exempt investors, entities that are composed primarily of U.S. tax-exempt investors as well as taxable institutional and high net worth individuals. In addition, the managers of the investment funds in which the assets of the Fund are invested typically are entitled to receive performance-based compensation. Like other closed-end investment companies, however, the Fund has registered under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in its investment program.

                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE AND STRATEGIES

          The Fund's investment objective is to provide capital appreciation while seeking to limit exposure to market risk. The Fund seeks to accomplish this objective by investing its assets primarily in private investment funds ("Portfolio Funds") that are managed by a select group of portfolio managers
("Portfolio Managers") that utilize "long-short market-neutral" ("LSMN") investment strategies.

          THE FUND IS DESIGNED FOR LONG-TERM INVESTORS WHO DO NOT REQUIRE CURRENT INVESTMENT RETURNS.

NON-CORRELATED MARKET-NEUTRAL STRATEGIES

          Market-neutral investment strategies are highly specialized investment disciplines whose performance, by design, has a low correlation with the performance of conventional equity and fixed-income markets. Market-neutral investments may be desirable because a substantial portion of the volatility risk associated with most investments within a diversified portfolio is a function of market direction. Unlike most conventional investments, market-neutral investments have an increased probability of profiting in both rising and falling market environments. For most investors, the low correlation of returns between market-neutral investments and traditional equity and fixed-income markets means that market-neutral investments may offer significant portfolio diversification. There are a variety of ways to implement a market-neutral investment strategy.

LONG-SHORT MARKET-NEUTRAL EQUITY HEDGING

          Long-short market-neutral equity strategies attempt to neutralize the risk of fluctuations in the equity markets by constructing two diversified portfolios of equity securities, one comprised of long positions in stocks believed by the Portfolio Manager to be undervalued, and the other comprised of short positions in stocks believed by the Portfolio Manager to be overvalued. The goal is for the common stocks purchased long to increase in value in a rising market and for the short positions in common stocks to increase in value in a falling market. The LSMN portfolio's return is a function of the relative performance difference (net gain or loss) between the long and short positions. The portfolio also produces a return from the interest earned on the cash proceeds generated by the short sales.

          An LSMN Portfolio Manager uses quantitative or qualitative models, and usually both, to identify undervalued and overvalued common stocks. To construct the LSMN portfolio, approximately equal dollar amounts are invested long and short in equity securities, commonly referred to as a "dollar-neutral" portfolio. The portfolios may also be adjusted relative to each other to balance the particular Portfolio Manager's view of other risk factors (e.g., industry or sector risk). The LSMN Portfolio Managers will also adjust (or "rebalance") their long and short portfolios with the objective of maintaining dollar-neutrality, beta-neutrality or some combination of both. "Beta" is a risk measure that quantifies the volatility of a given security or portfolio against a chosen market index (E.G., the S&P 500). A Portfolio Manager seeking to structure and manage a "beta-neutral" portfolio will select stocks so that both the long and short portfolios have similar volatility and move in tandem, with the objective of having the manager's stock selection, and not market movements, be the primary determinate of returns.

          MARKET-NEUTRAL INVESTMENTS, INCLUDING THE LSMN EQUITY HEDGING STRATEGY, WHILE DESIGNED TO REDUCE CERTAIN TYPES OF RISKS, ARE NOT RISK-FREE AND MAY GENERATE LOSSES FOR THE INVESTOR. THE FUND'S RETURN WILL BE PRIMARILY DEPENDENT UPON THE ADVISER'S ABILITY TO IDENTIFY AND ENGAGE MANAGERS WHO CAN CORRECTLY IDENTIFY OVERVALUED AND UNDERVALUED SECURITIES.

          AS WITH ANY  INVESTMENT,  THERE CAN BE NO  ASSURANCE  THAT THE  FUND'S
INVESTMENT OBJECTIVE WILL BE ACHIEVED OR THAT AN INVESTOR WILL NOT LOSE ITS INVESTMENT IN THE FUND.

MULTI-MANAGER STRUCTURE

          The Adviser believes that investors will benefit from the Fund's multi-manager structure which allocates the Fund's assets among a number of Portfolio Managers. Any given investment management firm's methodology and style will result in successful investment performance at certain times, but less successful performance at other times. Because numerous style differences exist among LSMN Portfolio Managers, the Adviser will attempt to construct a portfolio of managers that employ a mixture of methodologies and styles. The Adviser believes that, by allocating the Fund's investment portfolio among a number of Portfolio Managers which employ different LSMN methodologies and styles, the Fund's overall volatility risk could be reduced. There can be no assurance, however, that the Fund will succeed in achieving favorable performance.

PORTFOLIO MANAGER SELECTION PROCESS

          The Adviser uses an extensive network of industry contacts to identify prospective Portfolio Managers. In the selection of Portfolio Managers, the Adviser considers both quantitative and qualitative factors. The process is quantitative with respect to past performance data, which is primarily useful in assessing a Portfolio Manager's ability to manage general investment risk. The Adviser is particularly interested in how a strategy or Portfolio Manager performed under adverse market conditions and the underlying volatility of the strategy. However, quantitative analysis alone is insufficient because the objective is to determine which strategies and managers have the best opportunity for future success. Therefore, qualitative factors concerning the Portfolio Managers are equally as important. Among the many qualitative factors considered in the Portfolio Manager selection process are the following:

     1.   Particular investment style or methodology of the Portfolio Manager.

     2.   Depth of Portfolio Manager's prior investment experience.

     3.   Organizational structure and integrity of the Portfolio Manager.

     4.   Extent of investment by principals of the Portfolio Manager.

     5.   Overall discipline of investment process.

     6.   Portfolio   Manager's  overall  reaction  to  periods  of  performance adversity.

     7. Historical performance data (risk-adjusted rate of return net of fees).

     8.   Risk and volatility of returns.

     9.   Liquidity constraints.

     10.  Correlation of returns with other investments of the Fund.

     11.  Minimum investment requirements and fee structure.

     12. Investor protections such as withdrawal provisions, restrictions on leverage and types of investments, etc.

          In addition to the criteria above, and to determine an effective combination of Portfolio Managers for the Fund, the Adviser analyzes Portfolio Managers based on risk-adjusted returns and the correlation of such returns with those other LSMN Portfolio Managers and equity and fixed-income markets.

MANAGEMENT PROCESS

          The Adviser's primary management tools for the Fund are its Portfolio Manager selection process and capital allocation decisions. The Adviser allocates the assets of the Fund to Portfolio Managers of differing styles or industry specialization with the objective of reducing individual manager risk. By controlling the level of capital invested by each Portfolio Manager, the Adviser can tailor such investments in an effort to meet the Fund's overall investment objective.

MONITORING PROCESS

          The Adviser seeks to monitor each Portfolio Manager on a regular basis. The Adviser maintains contact with and visits the offices of Portfolio Managers to conduct due diligence on the Portfolio Manager, ascertain the consistency of the overall investment process and evaluate key personnel. The
Adviser  receives  updates and monthly  reports  from  Portfolio  Managers.  The
Adviser also analyzes a Portfolio Manager's long and short positions, if available, for the purpose of monitoring a portfolio's net market exposure as well as industry, style or capitalization exposure. Performance of each Portfolio Manager is measured against a peer group of LSMN Portfolio Managers assembled by the Adviser and, if possible, against other Portfolio Managers employing a similar strategy or with a common industry focus. Performance measurement includes not only risk-adjusted return measures, but the correlation of a Portfolio Manager's returns with those of other LSMN Portfolio Managers and the broad equity and fixed-income markets. Circumstances under which assets would be withdrawn from a Portfolio Manager include consistent or substantial under-performance relative to the peer group, departure of key personnel, an asset base that becomes too large and deviation from the Portfolio Manager's stated investment discipline.

          The Adviser is not constrained in the number of Portfolio Managers with which the Fund may invest. The identity and number of Portfolio Managers is expected to change over time. It is currently expected that the Fund will allocate assets to more than 10 Portfolio Managers and that no more than 15% of the Fund's assets will be allocated to a single Portfolio Manager. It is also expected that many of the Portfolio Funds will have more than 50 investment positions. The Adviser may withdraw from or invest in different Portfolio Funds. The Adviser reserves the right to alter or modify some or all of the Fund's investment strategies in light of available investment opportunities, to take advantage of changing market conditions, where the Adviser, in its sole discretion, concludes that such alterations or modifications are consistent with the goal of increasing returns to investors.

BORROWINGS

          The Fund does not anticipate the need to borrow money for investment purposes. The Fund is authorized to borrow money on a temporary basis (E.G., to meet repurchase requests), although the Fund does not generally expect to do so. Any borrowings by the Fund, including borrowings by the Fund on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds are not subject to this requirement (except for any Portfolio Funds that are registered under the 1940 Act). Because the Fund intends to limit its use of leverage, if any, to borrowing money on a temporary basis, it anticipates that investors that are exempt from Federal income tax will not incur "unrelated business taxable income" ("UBTI") with respect to their investment in the Fund. UBTI can typically be created through debt financed leverage or margin borrowing. The Fund seeks to identify LSMN Portfolio Managers that do not engage in debt financed leverage or margin borrowing.
However, there can be no assurance that a Portfolio Manager's investment practices will not be treated as giving rise to UBTI by the Internal Revenue Service. Although the Adviser intends to invest in Portfolio Funds that are not expected to employ leverage that generates UBTI, there can be no guarantee that the investment practices of the Portfolio Managers will not cause tax-exempt Members to incur UBTI with respect to their investment in the Fund.

PORTFOLIO FUNDS AND PORTFOLIO ACCOUNTS

          The Fund intends to invest its assets primarily in Portfolio Funds, which may include foreign and U.S. private investment funds, investment companies and similar investment vehicles. It is expected that Portfolio Funds in which the Fund invests will not be registered under the 1940 Act. Although it is not currently anticipated, the Fund may on occasion retain one or more Portfolio Managers as a "sub-manager" to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner or managing member of the vehicle and the Fund will be the sole limited partner or non-managing member). Any "sub-advisory" arrangement in which the Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account." Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Fund on a managed account basis are collectively referred to as "Sub-Managers."

          The Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio

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


Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

PORTFOLIO FUND INVESTMENT PRACTICES

          Portfolio Funds that employ a LSMN investment strategy primarily invest in long and short positions in common stocks. However, for hedging or other purposes, these Portfolio Funds may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment techniques and strategies. These investments may include, but are not limited to, U.S. and foreign equities, equity-related instruments and fixed income securities. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (to a limited extent); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. Many of these techniques may, in some cases, be an integral part of a Portfolio Manager's investment program and involve significant risks. Portfolio Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis). The Fund focuses its investments on Portfolio Managers that employ LSMN investment strategies. Although not currently anticipated, the Fund may make investments in Portfolio Managers that employ other strategies. These non-LSMN Portfolio Managers may utilize any of the foregoing types of instruments and strategies as a principal component of their investment programs and, thus, to a significantly greater degree than LSMN Portfolio Managers.

          For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Fund will "look through" to the underlying investments of any Portfolio Account that the Fund may establish. However, Portfolio Funds in which the Fund invests are not subject to the investment restrictions of the Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

TEMPORARY INVESTMENTS

          During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors.")

          THE FUND'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF THE FUND OR

ANY PORTFOLIO FUND WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, USE OF SHORT SALES AND OTHER INSTRUMENTS BY PORTFOLIO MANAGERS CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS IN THE FUND COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

                  INVESTMENT PRACTICES AND RELATED RISK FACTORS

GENERAL

          Although LSMN strategies are designed to reduce market risks, investments made by the Fund risk the loss of capital. The Portfolio Managers may utilize investment techniques such as short sales, option transactions and forward and futures contracts, which practices can, in certain circumstances, maximize the adverse impact to which the Fund may be subject. No guarantee or representation is made that the Fund's program will be successful, and investment results may vary substantially over time. (SEE "Investment Program.")

          This section discusses the types of financial instruments that are used by Portfolio Managers, the types of investment practices that may be used and the risk factors associated with these instruments and practices. The impact of a particular risk on a Portfolio Fund will, in turn, have a corresponding impact on the Fund. Portfolio Funds that employ a LSMN investment strategy primarily invest in long and short positions in common stocks. However, for hedging or other purposes, these Portfolio Funds may invest in a wide range of securities and instruments and may employ various investment techniques. The following section covers risks associated with common stocks as well as the other instruments, practices and techniques that may be utilized by Portfolio Managers.

          PAST RESULTS OF THE PORTFOLIO MANAGERS SELECTED BY THE ADVISER ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

EQUITY SECURITIES

          Portfolio Funds' investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Funds also may invest in depositary receipts relating to foreign securities. (SEE "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

          Portfolio Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Portfolio Managers may purchase securities in all available securities trading markets.

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


          COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a PRO RATA share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

          PREFERRED STOCKS. Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

          CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

          The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

          A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

BONDS AND OTHER FIXED-INCOME SECURITIES

          Portfolio Funds may invest in bonds and other fixed-income securities. Portfolio Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

          Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (I.E., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (I.E., market risk).

          Portfolio Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Manager to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

FOREIGN SECURITIES

          Portfolio Managers may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio Fund between different countries;
difficulties  in  invoking  legal  process  abroad  and  enforcing   contractual
obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

          Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of a Portfolio Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, a Portfolio Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging and less developed countries.

          A Portfolio Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between a Portfolio Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio. There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

NON-DIVERSIFIED STATUS

          The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. Also, there generally are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Fund may, therefore, be subject to greater risk than the

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


portfolio of a similar fund that diversifies its investments. Nevertheless, the Fund does not expect to invest more than 20% of its net assets (measured at the time an investment is made) in the investment program of any single Portfolio Manager. The Adviser believes that this approach can help reduce overall investment risk.

LEVERAGE

          Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Fund may also borrow money for temporary or emergency purposes or in connection with the repurchase of Interests although it does not anticipate doing so. The Adviser intends to invest in Portfolio Funds that it believes limit their use of leverage so as not to generate UBTI, although there is no assurance that this selection process will be successful and that the Fund will not earn any UBTI.

          Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

          Although leverage can increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice. In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a "margin call" or "collateral call," pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund's borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          The 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of an investment company's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to Portfolio Funds and, therefore, the Fund's portfolio may be exposed to the risk of leveraged investment programs of certain Portfolio Funds and the volatility of the value of an investment in the Fund may increase accordingly.

          In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, a Portfolio Manager may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

SHORT SALES

          Some or all of the Portfolio Managers may attempt to limit a Portfolio Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged. In addition, Portfolio Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may effect a short sale of a security if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for growth.

          To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

OPTIONS

          The Portfolio Managers may purchase and sell ("write") options on equities on national and international securities exchanges and in the domestic and international over-the-counter market. The seller ("writer") of a put option which is covered (E.G., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security, plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is "fully hedged" if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire investment in the put option. If the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.

          The writer of a call option which is covered (E.G., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the value of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. If the buyer of the call sells short the underlying security, the loss on the call will be offset, in whole or in part, by any gain on the short sale of the underlying security.

          Options may be cash settled, settled by physical delivery or by entering into a closing purchase transaction. In entering into a closing purchase transaction, a Portfolio Manager may be subject to the risk of loss to the extent that the premium paid for entering into such closing purchase transaction exceeds the premium received when the option was written.

SWAP AGREEMENTS

          The Portfolio Managers may enter into swap agreements. Swap agreements are individually negotiated and can be structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio Manager's exposure to long-term or short-term interest rates (in the United States or abroad), non-U.S. currency values, corporate borrowing rates, or other factors such as security prices, baskets of equity securities or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio Manager is not limited to any particular form of swap agreement if consistent with such Portfolio Manager's investment objective and policies.

          Swap agreements tend to shift a Portfolio Manager's investment exposure from one type of investment to another. For example, if a Portfolio Manager agrees to exchange payments in dollars for payments in non-U.S. currency, the swap agreement would tend to decrease such Portfolio Manager's exposure to U.S. interest rates and increase its exposure to non-U.S. currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio Manager's portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from a Portfolio Manager. If a swap agreement calls for payments by a Portfolio Manager, such Portfolio Manager must be prepared to make such payments when due. In addition, if a counterparty's creditworthiness declines, the value of swap agreements with such counterparty can be expected to decline, potentially resulting in losses by such Portfolio Manager.

HEDGING TRANSACTIONS

          The Portfolio Managers may utilize various financial instruments both for investment purposes and for risk management purposes in order to: (i) protect against possible changes in the market value of an investment portfolio resulting from fluctuations in the securities markets and/or changes in interest rates, (ii) protect a Portfolio Fund's unrealized gains in the value of its investment portfolio, (iii) facilitate the sale of any portfolio investments,
(iv) enhance or preserve returns, spreads or gains on any investment in the portfolio, (v) hedge the interest rate or currency exchange rate on any Portfolio Fund's assets, (vi) protect against any increase in the price of any securities that a Portfolio Manager anticipates purchasing at a later date, or
(vii) for any other reason that a Portfolio Manager may deem appropriate.

          The success of a hedging strategy will be subject to a Portfolio Manager's ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Portfolio Manager's hedging strategies will also be subject to its ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

          For a variety of reasons, a Portfolio Manager may not seek to establish a perfect correlation between hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Portfolio Manager from achieving the intended hedge or expose it to additional risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of a Portfolio Fund's holdings.

FORWARD TRADING

          Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by a Portfolio Manager due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Portfolio Manager would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, managed accounts or investment funds in which the assets of the Fund are invested may be exposed to credit risks with regard to counterparties with whom the Portfolio Managers trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. To the extent possible, the Adviser will endeavor to select Portfolio Managers that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

HIGHLY VOLATILE MARKETS

          Price movements of forward contracts and other derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate-related options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Managers also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses.

MONEY MARKET INSTRUMENTS

          Portfolio Managers may, for defensive purposes or otherwise, invest some or all of a Portfolio Fund's assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. The Fund also may invest in these instruments for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

FUNDAMENTAL INVESTMENT RESTRICTIONS

          The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). In applying these restrictions, the Fund will aggregate its investments and transactions with those of each Portfolio Account, if any, that is advised by a Sub-Manager. The Fund may not:

          o         Issue senior  securities,  except to the extent permitted by
                    Section 18 of the 1940 Act or as otherwise permitted by the Securities and Exchange Commission (the "SEC") or its staff.

          o Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

          o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

          o Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

          o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

          o Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

          o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that the Fund may invest 25% or more of the value of its total assets in Portfolio Funds, but will not invest 25% or more of the value of its total assets in Portfolio Funds that focus on investing in any single industry or group of related industries.

          The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities.

          Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

          The  investment  restrictions  and other  policies  described  in this
Confidential Memorandum do not apply to Portfolio Funds; however, such investment restrictions will apply to Portfolio Accounts. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

          The Adviser will not cause the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund and Portfolio Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act. (SEE "Conflicts of Interest" and "Brokerage.")

                             ADDITIONAL RISK FACTORS

PERFORMANCE ALLOCATION FOR PORTFOLIO MANAGERS

          The Portfolio Managers may receive compensation based on their performance, expected to range from 0% to 20% of net profits. Such compensation arrangements may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains.

LACK OF OPERATING HISTORY

          Although the Adviser has been in operation for over 14 years, the Fund is a newly formed entity and, thus, has no operating history upon which prospective investors can evaluate its likely performance. There can be no assurance that the Fund will achieve its investment objective.

SUBSTANTIALLY SIMILAR INVESTMENT PROGRAM

          The Adviser employs an investment program for the Fund that is substantially the same as the investment program that it employs in managing private unregistered investment vehicles (the "Private Funds"). Investors should, however, recognize that the expenses of the Fund may be materially higher than those of the Private Funds.

DEPENDENCE ON ADVISER

          The success of the Fund is significantly dependent on the ability of the Adviser's Investment Committee, led by Robert W. Fullerton and Mark F. Steen, to develop and effectively pursue the Fund's investment objective.

LIQUIDITY RISKS

          Interests will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. No Member will have the right to require the Fund to redeem its Interest in the Fund. Although the Fund will offer to repurchase Interests from time to time, a Member may not be able to liquidate its Interest. The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Interests from Members as of the last day of each calendar quarter. (SEE "Redemptions, Repurchases of Interests and Transfers.")

          Portfolio Funds may limit the Fund's ability to repurchase Interests. For example, Portfolio Funds may impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund's investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Interests will be withdrawals from Portfolio Funds, the application of these lock-ups and other withdrawal limitations could limit the Fund's ability to repurchase its Interests.

DISTRIBUTIONS TO MEMBERS

          The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Prospective Members should take note of this limitation when determining whether or not an investment in the Fund is suitable for their particular circumstances. The Board of Managers reserves the right to change this policy.

COUNTERPARTY CREDIT RISK

          Many of the markets in which the Portfolio Managers effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

          The Adviser invests assets of the Fund through the Portfolio Managers. The success of the Fund depends upon the ability of the Adviser and the Portfolio Managers to develop and implement investment strategies that achieve the Fund's investment objective. For example, a Portfolio Manager's inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Fund invested with such Portfolio Manager to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by the Adviser and/or the Portfolio Managers may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

          INVESTMENTS IN UNREGISTERED PORTFOLIO FUNDS. The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

          There is also a risk that a Portfolio Manager could convert to its own use assets committed to it by the Fund or that a custodian could convert to its own use assets committed to it by a Portfolio Manager. There can be no assurance that the Portfolio Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Managers will be protected.

          RELIANCE ON INFORMATION PROVIDED BY PORTFOLIO MANAGERS. The Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Interests and, therefore, the amounts Members receive upon the repurchase of Interests. Because Portfolio Funds provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Fund by Portfolio Managers (except in the case of Portfolio Accounts). A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. It is expected that the Fund will be given advance notice of any material change in a Portfolio Fund's investment program or policies. However, there can be no assurance that a Portfolio Manager will provide such notice and thus, the Fund's investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

          For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Portfolio Managers. A Portfolio Manager's delay in providing this information could delay the Fund's preparation of tax information for investors, which will require Members to seek extensions on the deadline to file their tax returns, or could delay the preparation of the Fund's annual report.

          ADDITIONAL FEES AND EXPENSES. An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Portfolio Managers. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a PRO RATA portion of the asset-based fee, and other expenses of the Fund and also indirectly bears a PRO RATA portion of the asset-based and performance-based fees and other expenses borne by the Fund as an investor in Portfolio Funds.

          The fees and other expenses borne directly and indirectly by the Fund, including those fees, expenses and performance-based fees that are borne by the Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

          The Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Fund's actions or has incurred liabilities arising from the Fund's actions. In addition, the Fund may agree to indemnify the Portfolio Manager of a Portfolio Account for certain matters, subject to any applicable limitations imposed by the 1940 Act.

          INDEPENDENT PORTFOLIO MANAGERS. Each Portfolio Manager will receive any performance-based compensation to which it is entitled irrespective of the performance of the other Portfolio Managers generally. Thus, a Portfolio Manager with positive performance may receive compensation from the Fund, even if the Fund's overall returns are negative. Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

          LIQUIDITY IMPLICATIONS. The Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Fund may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Fund and adversely affect the Fund's investment return.

          Portfolio Funds may be permitted to distribute securities in-kind to investors, including the Fund, making withdrawals of capital. Thus, upon the Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Fund's portfolio or distribute it to investors in the Fund.

          LIMITATIONS ON VOTING RIGHTS OF PORTFOLIO FUNDS. To the extent the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Fund's investment in the Portfolio Fund.

VALUATION ESTIMATES

          In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, the net asset values received by the Adviser from such Portfolio Managers will typically be estimates only, subject to revision based on the Portfolio Fund's annual audit. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the Fund's annual audit is completed.

          It is generally expected that many of the securities in which the Portfolio Funds invest are traded on securities exchanges. However, certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board of Managers.

          It is possible that the valuation of the Fund's investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date will vary from the fair value of the investment as determined under procedures adopted by the Board of Managers. In such event, the Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund. The Adviser will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Board of Managers by seeking information from the Portfolio Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Fund's investment. Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Fund, as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Portfolio
Funds. This could adversely affect the Fund, new Members and Members whose Interests are repurchased.

OTHER CONSIDERATIONS

          ERISA AND OTHER FEDERAL AND STATE REGULATIONS. Investors may be subject to Federal and state laws, rules and regulations which may regulate their participation in the Fund, or their engaging directly, or indirectly through an investment in the Fund, in investment strategies of the types which the Fund's Portfolio Managers may utilize from time to time (E.G., short sales of securities, the purchase and sale of options, limited diversification and leverage). While the Fund believes its investment program generally is appropriate for U.S. tax-exempt investors subject to ERISA for which an investment in the Fund would otherwise be suitable, each type of investor may be subject to different laws, rules and regulations, and prospective investors should consult with their own advisers as to the advisability and tax consequences of an investment in the Fund. In particular, investors should consider the applicability to them of the provisions relating to "unrelated business taxable income" ("UBTI") and other special considerations under ERISA and/or the Internal Revenue Code of 1986, as amended (the "Code"). Trustees or administrators of such entities are urged to carefully review the matters discussed in this Confidential Memorandum. (SEE "Investment Program" and "ERISA Considerations.")

          DILUTION. In the case of Portfolio Managers which limit the amount of additional capital which they will accept from the Fund, continued sales of the Interests in the Fund will dilute the participation of existing Members in such Portfolio Funds.

          FOREIGN TAXATION. With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. (SEE "Tax Aspects.")

          CHANGING MARKET AND ECONOMIC CONDITIONS. Changing market and economic conditions and other factors, such as changes in U.S. Federal, state or local tax laws, securities laws, bankruptcy laws or accounting standards, may make the business of the Fund less profitable or unprofitable.

          THE FOREGOING LIST OF RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE CONFIDENTIAL MEMORANDUM.

                               PERFORMANCE HISTORY

          The Fund has no operating history. Appendix B contains investment performance information for private unregistered funds that are managed by the Adviser using the same personnel that manage the Fund in accordance with an investment program that is substantially similar to the Fund's investment program. This performance information does not represent the investment performance of the Fund. The information is provided to illustrate the experience and historic investment results obtained by the Adviser. It should not be viewed as indicative of the future investment performance of the Fund.

          PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

                                BOARD OF MANAGERS

          The Board of Managers has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Managers do not contribute to the capital of the Fund in their capacity as Managers, but may subscribe for Interests, subject to the eligibility requirements described in this Confidential Memorandum. The initial Managers serving on the Board of Managers have been elected by the organizational Member of the Fund (who is affiliated with the Adviser).

          Information regarding each of the Managers and officers of the Fund, including their principal occupations during the past five years, is set forth below. The business address of each Manager and officer is 3915 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402.

----------------- ------------ ----------------------- ---------  -------------

NAME, AGE, AND    TERM OF      PRINCIPAL OCCUPATION    NUMBER     OTHERS
POSITION WITH     OFFICE AND   DURING PAST 5 YEARS     OF FUNDS   DIRECTORSHIPS
THE FUND          LENGTH OF                            OVERSEEN   HELD BYY
                  TIME                                 BY         MANAGERS
                  SERVED                               MANAGER
----------------- ------------ ----------------------- --------- --------------
-------------------------------------------------------------------------------

                             DISINTERESTED MANAGERS
-------------------------------------------------------------------------------
----------------- ------------ ----------------------- --------- --------------

-------------------------------------------------------------------------------
----------------- ------------ ----------------------- --------- --------------

                               INTERESTED MANAGER
-------------------------------------------------------------------------------
----------------- ------------ ----------------------- --------- --------------

-------------------------------------------------------------------------------
----------------- ------------ ----------------------- --------- --------------

                          OFFICERS WHO ARE NOT MANAGERS
-------------------------------------------------------------------------------
----------------- ------------ ----------------------- --------- --------------

----------------- ------------ ----------------------- --------- --------------

* Manager who is an "interested person" (as defined by the 1940 Act)of the Fund because of his affiliation with the Adviser and its affiliates.

          The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may be removed either by vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds (2/3) of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving.

          The following table sets forth certain information regarding the compensation expected to be received by the Managers who are not "interested persons" (as defined by the 1940 Act) of the Fund, the Adviser or their affiliates (the "Independent Managers") from the Fund and from all registered investment companies for which the Adviser or its affiliates serve as investment adviser for the fiscal year ending March 31, 2005. No compensation is paid by the Fund to Managers who are "interested persons" (as defined by the 1940 Act), if any, of the Fund, the Adviser or their affiliates. A majority of the Managers are Independent Managers.

                       COMPENSATION TABLE FOR FISCAL YEAR
                              ENDING MARCH 31, 2005


                                          Pension or                                      Total
                        Aggregate       Retirement Benefits          Estimated        Compensation
                        Compensation    Accrued as Part of       Annual Benefits      from the Fund
Name of Person         From Fund        Fund Expenses           Upon Retirement



* The total compensation paid by the Fund is estimated for the fiscal year ending March 31, 2005, assuming a full year of operation.

**        Interested person of the Fund.

          Currently, the Independent Managers are each paid an annual retainer of $______ ($ ________ for the first partial year) by the Fund, and are reimbursed by the Fund for expenses. The Managers do not receive any pension or retirement benefits from the Fund.

          The following table sets forth the dollar range of equity securities beneficially owned by each Manager as of ______________.

                                                   Aggregate Dollar Range of
                                                   Equity Securities of All
                                                     Registered Investment
                                                   Companies Overseen by
                       Dollar Range of Equity         Manager in Family of
 Name of Manager       Securities of the Fund         Investment Companies

                                  $0                         $0

------------------     -----------------------     --------------------------


          No Independent Manager owns beneficially or of record any security of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Fund or the Adviser.

          The Board of Managers has formed an Audit Committee consisting of the Independent Managers of the Fund. The primary duties of the Audit Committee are:
(i) to recommend to the full Board of Managers and to approve the independent auditors to be retained by the Fund each fiscal year; (ii) to meet with the Fund's independent auditors as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the auditors for audit and non-audit services; and (iv) to report to the full Board of Managers on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

          The Board of Managers has also formed a nominating committee comprised of the Independent Managers to which the discretion to select and nominate Managers who are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser has been committed.

                                   THE ADVISER

          Blue Rock Advisors, Inc. (the "Adviser") serves as the investment adviser of the Fund and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and as a "commodity pool operator" with the U.S. Commodity Futures Trading Commission and is a member of the National Futures Association.

          The Adviser was organized as a Minnesota corporation in 1989. The Adviser in located in Minneapolis, Minnesota. The Adviser focuses on LSMN equity strategies implemented through a multi-manager approach. Robert W. Fullerton and Mark F. Steen are the controlling shareholders of the Adviser. The Adviser also serves as the general partner to Blue Rock Capital Fund, L.P., a Minnesota limited partnership, and Blue Rock Capital Fund II, L.P., a Delaware limited partnership, that follow an investment program substantially similar to that of the Fund.

          As of _____, 2004, the Adviser's total assets under management exceeded $_____.

          Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The Adviser is authorized, subject to the approval of the Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services. To the extent that the Adviser retains a Sub-Manager to manage the assets of a Portfolio Account, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the Sub-Manager. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Advisory Agreement.

          The  Adviser  has  an  Investment   Committee  that  makes   portfolio
management decisions for the Fund. Mr. Fullerton and Mr. Steen jointly lead the Investment Committee.

          Robert W. Fullerton is the Managing Principal of the Adviser. Mr. Fullerton has 17 years of investment experience. This investment experience was attained by initially advising clients on traditional equity and fixed-income investments, including early stage equity investments. Since 1988, Mr. Fullerton has focused exclusively on market-neutral investment strategies. He has served as the Adviser's President since the firm's founding in 1989. From 1985 to 1988, Mr. Fullerton was an Associate with Paragon Network, Inc., a Minneapolis-based merchant banking and financial advisory firm. During 1983 and 1984, he was an Account Executive with the investment firm John G. Kinnard & Company. He graduated from Merrimack College in 1982 with a B.A. in History and attended the Wharton School, University of Pennsylvania Executive Program on financial management in April 1988.

          Mark F. Steen is a Principal and the Director of Research for the Adviser. Mr. Steen has 13 years of investment experience. Prior to joining the Adviser in 1991 as a research analyst, Mr. Steen worked at Prudential-Bache Securities as a research analyst for a Senior Investment Consultant specializing in the management of Taft-Hartley accounts. His responsibilities included evaluation and research of equity and fixed income managers. He graduated from the University of Minnesota Carlson School of Management in 1990 with a B.S.B. in Finance. Mr. Steen is a Chartered Financial Analyst (CFA).

          Neither the Adviser nor its members have been the subject of any administrative, civil or criminal actions relating to the securities or commodities laws within the past five years.

                    THE ADVISORY AGREEMENT [To be reviewed.]

          [The Advisory Agreement was approved by the Board of Managers (including a majority of the Independent Managers), at a meeting held in person on ________ 2004, and was approved by the Fund's organizational member on ______ 2004. The Advisory Agreement is terminable without penalty, on [60] days' prior written notice: by majority vote of the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser.

          The initial term of the Advisory Agreement expires on _________, and may be continued in effect from year to year thereafter if its continuance is approved annually by either the Board of Managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval.

          The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser, and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense directly arising from such person's performance or non-performance of its duties to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations to the Fund.

          In determining whether to approve the Advisory Agreement, the Board of Managers considered information provided by the Adviser relating to the experience and qualifications of its investment professionals. It evaluated the nature and scope of advisory and related services that will be required by the Fund and concluded that the Adviser has the personnel and resources to provide those services in an effective manner consistent with the Fund's operational requirements and with applicable investment restrictions, regulations and tax and reporting requirements. The Board of Managers also considered the business reputation of the Adviser and its financial resources.

          The Board of Managers considered the experience of the Adviser in respect of other investment funds. The Board of Managers also evaluated the procedures of the Adviser designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including its code of ethics (regulating the personal trading of officers and employees).

          The Board of Managers reviewed the performance records of other accounts managed by the Adviser that invest in private investment funds and, in some cases, have investment programs similar to that of the Fund. In this regard, the Board of Managers considered performance over various periods and under different market conditions. Based on its review of these various matters, and other relevant considerations, the Board of Managers must conclude that the expected scope and quality of services is sufficient to merit approval of the agreement with the Adviser.

          The Board of Managers considered the fees payable under the Advisory Agreement. It reviewed information concerning fees paid to investment advisers of similar investment funds. The Board of Managers took into account not only the fees to be paid by the Fund directly to the Adviser, but also potential "fallout benefits" to the Adviser such as enhancement of reputation that might be derived from providing services to the Fund. In evaluating the proposed fees under the agreement, the Board of Managers also took into account the nature of investment management services required by the Fund. It concluded that the fees paid by the Fund to the Adviser are fair and reasonable, given the scope and expected quality of the services to be rendered.

          After having the opportunity to request and review such additional information as it deemed necessary and considering the foregoing items, the Board of Managers, including the Independent Managers, concluded that the approval of the Advisory Agreement was in the best interests of the Fund and its investors.]

                                     VOTING

          Each Member has the right to cast a number of votes based on the value of the Member's respective capital account at meetings of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of any investment advisory agreement entered into by the Fund and certain other matters. Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                                  PROXY VOTING

          The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, "proxies"), on behalf of the Fund, relating to the Fund's investments in Portfolio Funds (and any other Fund investments), in a manner that seeks to serve the best interests of the Fund, taking into account the following factors: (i) the impact on the value of the returns of the Portfolio Fund; (ii) the attraction of additional capital to the Portfolio Fund; (iii) the alignment of the interests of the Portfolio Fund's management with the interests of the Portfolio Fund's beneficial owners, including establishing appropriate incentives for the Portfolio Fund's management; (iv) the costs associated with the proxy; (v) the impact on redemption or withdrawal rights; (vi) the continued or increased availability of portfolio information; and (vii) industry and business practices. In general, the Adviser seeks to resolve any potential conflicts of interests associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund. The Adviser has specific guidelines addressing how it votes proxies with regard to specific matters, such as voting rights, termination or liquidation of a Portfolio Fund, approval of members of the board of a Portfolio Fund or advisers and various other issues.

                              CONFLICTS OF INTEREST

GENERAL

          The Advisory Agreement does not require the Adviser or its affiliates (together with their members, officers and employees, including those involved in the investments activities and business operations of the Fund) to devote all or any specified portion of their time to managing the Fund's affairs, but only to devote so much of their time to the Fund's affairs as they reasonably believe necessary in good faith. The Advisory Agreement does not prohibit the Adviser or its affiliates from engaging in any other existing or future business, and the Adviser or its affiliates may provide investment management services to other clients or family members of the Management Team. In addition, the Management Team and affiliates of the Adviser may invest for their own accounts in various investment opportunities, including in private investment funds. A determination may be made that an investment opportunity in a particular investment fund is appropriate for a member of the Management Team or an affiliate of the Adviser, but not for the Fund.

          The Adviser and its officers and employees, including those involved in the investment activities and business operations of the Fund, may be engaged in businesses unrelated to the Fund.

          The Adviser may have investments or other business relationships with the Portfolio Managers utilized by the Fund. The Adviser is not under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Adviser may compete with the Fund for appropriate investment opportunities.

          The proprietary activities or portfolio strategies of the Adviser, or the activities or strategies used for accounts managed by the Adviser for other customer accounts, could conflict with the transactions and strategies employed by a Portfolio Manager and affect the prices and availability of the securities and instruments in which the Portfolio Manager invests. Issuers of securities held by a Portfolio Manager may have publicly or privately traded securities in which the Adviser is an investor or makes a market. The Adviser's trading activities generally are carried out without reference to positions held directly or indirectly by the Fund and may have an effect on the value of the positions so held or may result in the Adviser having an interest in the issuer adverse to that of the Fund.

          Brokerage firms affiliated with the Portfolio Managers may execute securities transactions on behalf of the Fund consistent with the provisions of the 1940 Act and, with respect to the Portfolio Funds in which the Fund invests, consistent with best execution.

          The Adviser is also the general partner of Blue Rock Capital Fund, L.P. and Blue Rock Capital Fund II, L.P. (each a "Private Fund" and collectively, the "Private Funds"). The Private Funds may have investments with the Portfolio Managers utilized by the Fund. As a result, the Private Funds may compete with the Fund for appropriate investment opportunities. Because of the similarity of investment programs, as a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Private Funds. The Adviser will evaluate for the Fund and for the Private Funds a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Private Funds at a particular time. Because these considerations may differ for the Fund and the Private Funds in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Private Funds will differ. The Adviser will, however, attempt to allocate these investment opportunities in an equitable manner.

          The Portfolio Managers may manage other accounts for themselves, other clients and other investment companies, and may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other client accounts, including other investment companies, will compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund. The Portfolio Managers may give advice and recommend securities to, or buy or sell securities for, their respective portfolio or managed accounts in which the Fund's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

          The Fund, absent SEC exemptive relief, may be precluded from investing any assets in certain Portfolio Funds where an account managed by the Adviser is already invested (or seeks to invest) to the extent that the Fund is considered a "joint participant" (within the meaning of Section 17(d) of the 1940 Act or Rule 17d-1 thereunder) with an account managed by the Adviser.

          Robert W. Fullerton and Mark F. Steen, controlling shareholders of the Adviser, are also Managers of the Fund. The fiduciary duty of the Managers to the Fund may compete with or be different from the interests of the Adviser.

          Other present and future activities of the Adviser, the Portfolio Managers, the Administrator and/or their affiliates may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Managers will attempt to resolve such conflicts in a fair and equitable manner.

PORTFOLIO MANAGERS

          It is anticipated that a Portfolio Manager, if any, which is also a Sub-Manager will follow practices substantially similar to those described below. Although it is anticipated that Portfolio Managers that are not also Sub-Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices. For purposes of this section only, the term
"Portfolio   Manager"   will  apply  to  both  a   "Portfolio   Manager"  and  a
"Sub-Manager".

          PARTICIPATION IN INVESTMENT OPPORTUNITIES. The Adviser anticipates that each Portfolio Manager will consider participation by the relevant Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for its Portfolio Accounts that pursue similar investment programs. There may be circumstances, however, under which a Portfolio Manager will cause its Portfolio Account to commit a larger percentage of its respective assets to an investment opportunity than to which the Portfolio Manager will commit the relevant Portfolio Fund's assets. There also may be circumstances under which a Portfolio Manager will consider participation by its Portfolio Account in investment opportunities in which the Portfolio Manager does not intend to invest on behalf of the relevant Portfolio Fund, or vice versa.

          It is expected that each Portfolio Manager will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Portfolio Fund and Portfolio

Account at a particular time. These factors may include the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (I.E., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. However, particular Portfolio Managers may consider other factors. Because the relevant considerations may differ for a Portfolio Fund and a relevant Portfolio Account in the context of any particular investment opportunity, the investment activities of a Portfolio Fund, on the one hand, and a Portfolio Account, on the other, may differ considerably from time to time. In addition, the fees and expenses of the Portfolio Funds will differ from those of the Portfolio Accounts. Accordingly, prospective Members should note that the future performance of a Portfolio Manager's Portfolio Fund and its Portfolio Account will vary.

          It is expected that when a Portfolio Manager determines that it would be appropriate for its Portfolio Fund and one or more of its Portfolio Accounts to participate in an investment opportunity at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Portfolio Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that any Portfolio Fund participate, or participate to the same extent as a Portfolio Account, in all trades. Although no assurances can be made, it is generally expected that no participating entity or account will receive preferential treatment over any other and that each Portfolio Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

          Situations may occur, however, where a Portfolio Fund could be disadvantaged because of the investment activities conducted by the Portfolio Manager for a Portfolio Account. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Portfolio Fund, and the Portfolio Accounts, thereby limiting the size of the Portfolio Fund's position; (2) the difficulty of liquidating an investment for the Portfolio Fund and the Portfolio Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

          Each Portfolio Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Fund.

          Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser and its affiliates. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide either (i) to one or more Portfolio Accounts or
(ii) to the Fund.

          OTHER MATTERS. It is expected that, except as may be permitted by applicable law, a Portfolio Manager and its affiliates will not buy securities or other property from, or sell securities or other property to, the Portfolio Fund it manages. In this regard, a Portfolio Fund may effect certain principal transactions in securities with one or more Portfolio Accounts, subject to certain conditions. Such transactions would be made in circumstances where the Portfolio Manager has determined it would be appropriate for the Portfolio Fund to purchase and a Portfolio Account to sell, or the Portfolio Fund to sell and a Portfolio Account to purchase, the same security or instrument on the same day. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

          The Adviser and its affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by the Adviser and its affiliates (including personnel of the Adviser) that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund and the Adviser have adopted codes of ethics (the "Codes of Ethics") in compliance with Rule 17j-1 under the 1940 Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

          Future investment activities of the Adviser and its affiliates and their principals, managers, partners, directors, officers or employees may give rise to additional conflicts of interest.

                                    BROKERAGE

          Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

          The Adviser expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially in the manner set forth below. However, no guarantee or assurance can be made that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices. The Adviser generally expects that, in

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selecting brokers and dealers to effect  transactions on behalf of its Portfolio
Fund, each Portfolio Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. As described below, Portfolio Managers may place orders with brokers that provide research services. Certain Portfolio Managers may comply with the safe harbor under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Safe Harbor"), with respect to the receipt of such services. However, subject to appropriate disclosure, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or benefits that accrue to the Portfolio Manager rather than its Portfolio Fund which are not covered by the Safe Harbor. The Adviser considers the broker selection process employed by a Portfolio Manager in determining whether to invest in its
Portfolio   Fund.  Each  Portfolio   Manager   generally  will  seek  reasonably
competitive commission rates. However, Portfolio Managers will not necessarily pay the lowest commission available on each transaction.

          Consistent with the principle of seeking best price and execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of the Adviser) that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by Portfolio Managers in connection with Portfolio Funds in which the Fund invests. Conversely, the information provided to Portfolio Managers by brokers and dealers through which other clients of the Portfolio Managers effect securities transactions may be useful to the Portfolio Managers in providing services to Portfolio Funds in which the Fund invests.

                                FEES AND EXPENSES

          The Fund pays the Adviser a management fee (the "Management Fee") (accrued and payable monthly within ten business days after the end of each calendar month) by applying the following annual rates to the net assets of the Fund determined at the close of each month: 1.00% to the portion of net assets not exceeding $30 million; 0.90% to the portion of net assets exceeding $30 million but not exceeding $100 million; and 0.80% to the portion of net assets in excess of $100 million. The Management Fee is not assessed against the Adviser or any of its shareholders, directors, officers, employees or affiliates.

          The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

          The Fund bears all of its own expenses other than those borne by the Adviser pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (E.G., fees paid directly or indirectly to Portfolio

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Managers,  all costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); any expenses associated with Portfolio Manager
background   verifications;   all  costs  and  expenses   associated   with  the
establishment of any Portfolio Accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses of the Fund; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Management Fee; fees and expenses of members of the Board of Managers who are not employees of the Adviser or any affiliated person of the Adviser; costs in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

          The Fund also indirectly bears fees and expenses as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 0.75%-1.50%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 0%-20% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Fund retains a Portfolio Manager to manage a Portfolio Account, an asset-based fee and a performance-based fee would generally be payable to the Portfolio Manager. In such cases, amounts may differ from, and could be higher than, those described above.

          [The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses), to the extent necessary to limit the ordinary operating expenses of the Fund to ___% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the Fund.]

                                  ADMINISTRATOR

          ______________ (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing

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


all actions related to the issuance and transfer of Interests; reviewing and, subject to approval by the Fund, accepting subscriptions for Interests and accepting payment ~herefore; performing all acts related to the repurchase of Interests; and performing all other clerical services necessary in connection with the administration of the Fund. The Administrator may delegate its administrative functions to any of its affiliates. In consideration for these services, the Fund pays the Administrator an annual fee (paid monthly) in an amount equal to a maximum of ___%, per annum, of the average net assets of the Fund, subject to an annual minimum fee of $_________ during the first year during which the contract is effective and a yearly minimum fee of $_________ for each year thereafter. The Administrator also serves as the transfer agent for Interests.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

          The Fund will maintain a separate capital account for each Member which will have an opening balance equal to the Member's initial contribution to the capital of the Fund. Each Member's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Interest, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

          Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (1) the last day of a fiscal year (March 31);
(2) the last day of a taxable year (December 31) (or such other date required by U.S. Treasury Regulations); (3) the day preceding any day on which a contribution to the capital of the Fund is made; (4) any day on which the Fund repurchases any Interest or portion of an Interest of any Member; or (5) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

          Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective investment percentages for the period. Net profits or net losses are measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including, for the first year of the Fund's operations, organization and initial offering expenses) during a fiscal period), before giving effect to any repurchases by the Fund of Interests

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


(or portions thereof), and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages. Ongoing offering costs required by applicable accounting principles to be charged to capital that are incurred during a fiscal period are allocated and charged to the capital accounts of Members PRO RATA in accordance with their respective investment percentages for the period.

          Allocations for Federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior fiscal years. (SEE "Tax Aspects.")

ALLOCATION OF SPECIAL ITEMS - CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

          Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, it may, in its sole discretion and at the request and expense of that Member, assist the Member in applying for the refund.

          Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

RESERVES

          Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to the capital accounts of those investors who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

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


NET ASSET VALUATION

          The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business as of the end of each fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers.

          In accordance with these policies, investments in Portfolio Funds are valued at their "fair value." Ordinarily, this will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Fund's interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Because Portfolio Funds provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Fund by Portfolio Managers (except in the case of Portfolio Accounts). In the unlikely event that a Portfolio Fund does not report a value to the Fund on a timely basis, the Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its assets. The Board of Managers has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

          Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board of Managers provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, the Adviser will not be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

          The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Board of Managers, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the

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


Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption.
Following procedures adopted by the Board of Managers, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board of Managers.

          The Portfolio Funds are required to provide estimated net asset value determinations to the Fund on a monthly basis, generally within one or two weeks following the end of the month. The Adviser attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including: discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing Portfolio Fund portfolio positions, when available; periodically reviewing with third parties the equity balances of various Portfolio Funds; and analyzing audited financial statements of Portfolio Funds. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Fund could result in an adjustment to the fair value given by the Fund to its investment in a Portfolio Fund or a decision by the Adviser to liquidate the Fund's investment in a Portfolio Fund. The valuations reported by the Portfolio Managers, upon which the Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.

          To the extent the Fund invests its assets through Portfolio Accounts, and the Fund invests in money market instruments, the Fund will value portfolio securities (other than interests in Portfolio Funds) as follows:

          Securities listed on the Nasdaq National Market System ("Nasdaq") are valued at the Nasdaq Official Closing Price ("NOCP") (which currently is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to Nasdaq's best offer price if the last trade price is below such bid and down to Nasdaq's best offer price if the last trade is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the Nasdaq prior to the calculation of the net asset value of the Fund. If no sale is shown on Nasdaq, the bid price will be used. If no sale is shown and no bid price is available, the price will be deemed "stale" and the value will be determined in accordance with the fair valuation procedures set forth herein. U.S. exchange traded securities, other than Nasdaq securities, are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a

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particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets, will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

          Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Board of Managers. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board of Managers to represent fair value.

          All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

          Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Interests and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.

                           SUBSCRIPTIONS FOR INTERESTS

SUBSCRIPTION TERMS

          The Fund expects to offer Interests once a month, generally at the beginning of each month or more or less frequently in the sole discretion of the Board of Managers. All subscriptions are subject to the receipt of cleared funds from the investor prior to the applicable subscription date in the full amount of the subscription. The investor must also submit a completed subscription document before the applicable subscription date. The Board of Managers reserves the right to reject any subscription for Interests and the Board of Managers may, in its sole discretion, suspend subscriptions for Interests at any time.

          The minimum initial investment in the Fund from each investor is $500,000 and the minimum additional investment in the Fund is $250,000. The minimum initial and minimum additional investment requirements may be reduced by the Board of Managers.

          Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Fund by any Member will be

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


payable in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the sole discretion of the Board of Managers, the Fund has no present intention of accepting contributions of securities. If the Fund were to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets. (SEE "Capital Accounts and Allocations -- Net Asset Valuation.")

          Each new Member must agree to be bound by all of the terms of the Limited Liability Agreement. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is purchasing an Interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Interest.

ELIGIBLE INVESTORS

          Each prospective investor will be required to certify that the Interest subscribed for is being acquired for the account of an "accredited investor" as defined in Regulation D under the 1933 Act, and that the investor (as well as each of the investor's beneficial owners under certain circumstances) has a net worth of at least $1.5 million or such greater amount as may be required by applicable law or by the Board of Managers, in its sole discretion. To qualify as an accredited investor, an individual investor must have (i) a net worth (or joint net worth with the investor's spouse) immediately prior to the time of subscription in excess of $1 million or (ii) had an income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year. Corporations, partnerships, trusts and other entities will generally be required to have total assets in excess of $5 million. Existing Members who subscribe for additional Interests will be required to meet the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications are set forth in the subscription agreement that must be completed by each prospective investor.

          Interests  may  not  be  purchased  by  nonresident  aliens,   foreign
corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue Code of 1986, as amended.

PLACEMENT AGENTS

          The Fund may use placement agents, including [_____]. The Adviser may pay from its own resources compensation to [__________] for sales of Interests in an amount not to exceed one third of the Management Fee earned and attributable to such Interests. If a subscriber is introduced to the Fund through a placement agent, the arrangement, if any, with such placement agent will be disclosed to, and acknowledged by, the subscriber.

               REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

          No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require the Fund to

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


redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Interests.

REPURCHASES OF INTERESTS

          The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase up to 95% of the net asset value of outstanding Interests (pursuant to written tenders) from Members no later than December 31, 2004 and thereafter, as of the last day of each calendar quarter. The Board of Managers will consider the recommendations of the Adviser. The Board of Managers will also consider the following factors, among others, in making its determination:

o whether any Members have requested the Fund to repurchase their Interests or portions thereof;

o   the liquidity of the Fund's assets;

o   the investment plans and working capital requirements of the Fund;

o   the relative economies of scale with respect to the size of the Fund;

o   the history of the Fund in repurchasing Interests;

o   the economic condition of the securities markets; and

o the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

          The Fund will repurchase Interests or portions thereof from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Fund and to all Members. The value of a Member's Interest (or the portion thereof) that is being repurchased is equal to the value of the Member's capital account (or the portion thereof being repurchased) as of the close of business of any fiscal period, after giving effect to all allocations that are made as of such date. When the Board of Managers determines that the Fund shall repurchase Interests or portions thereof, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Interests by contacting the Adviser during the period. However, because the Fund expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the value of Interests when making their decision as to whether to tender Interests for repurchase.

          Interests are not redeemable and a Member has no right to require the Fund to redeem its Interest. Nevertheless, the Limited Liability Agreement provides that the Fund shall be dissolved if the Interest of any Member that has

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


submitted a written request for the repurchase of its entire Interest by the Fund, in accordance with the terms of the Limited Liability Agreement, is not repurchased by the Fund within a period of two years following the date of the request; provided, however, that dissolution shall not be required if the Fund is unable to repurchase a Member's Interest as a result of regulatory restrictions that prevent the Fund from fulfilling a repurchase request.

          Repurchases of Interests or portions thereof from Members by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the unlikely event that the Fund does not have sufficient cash to pay for Interests that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Limited Liability Agreement), which will be distributed to all tendering Members on a PARI PASSU basis. The Fund does not impose any charges in connection with repurchases of Interests or portion of Interests.

REPURCHASE PROCEDURES

          Due to liquidity restraints associated with the Fund's investments in Portfolio Funds, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price as of a date at least 65 days after the date by which Members must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 95% of such value if a Member's entire Interest is repurchased) up to one month after the Valuation Date. The value of Interests can change significantly between the date by which an investor must decide whether to tender its Interest for repurchase and the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Interest (or portion thereof) will be the value of the Member's capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's capital account. This amount will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If the entire Interest of a Member is repurchased, the Member will receive an initial payment equal to 95% of the estimated value of the Interest and the balance due will be determined and paid promptly after completion of the Fund's audit and will be subject to audit adjustment.

          Under these procedures, Members will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding value of Interests as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Interests and the date they can expect to receive payment for their Interests from the Fund. However, promptly after the expiration of a repurchase offer, Members whose Interests are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Interests. Payments for repurchased Interests may be delayed under circumstances where the Fund has determined to redeem its interests in the Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

          The Adviser generally expects to recommend that the Fund make a quarterly repurchase offer for up to 95% of the net asset value of the Fund's Interests. In the unlikely event (assuming the offer is for 95% of the Fund's Interests) that a repurchase offer is oversubscribed by Members who tender Interests for repurchase, the Fund will repurchase only a PRO RATA portion of the Interest tendered by each Member. A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance of $500,000, or such other amount as is determined by the Board of Managers. If a Member tenders a portion of an Interest and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained.

          Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Interests as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.

          The Fund may cancel an offer to repurchase Interests (an "Offer"), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (a) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase Interests tendered pursuant to the Offer; (b) there is, in the judgment of the Board of Managers, any (i) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund, (ii) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the States of New York or Pennsylvania that is material to the Fund, (iii) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (iv) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment, (v) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund, (vi) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer, or (vii) other event or condition that would have a material adverse effect on the Fund or its investors if Interests tendered pursuant to the Offer were purchased; or (c) the Board of Managers determines that it is not in the best interest of the Fund to purchase Interests pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

          The Fund is permitted to borrow money to meet repurchase requests, although it does not expect to do so. Borrowing by the Fund involves certain risks for shareholders. (SEE "Investment Practices and Related Risk Factors.")

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


MANDATORY REDEMPTION BY THE FUND

          The Limited Liability Agreement provides that the Fund may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if: ownership of the Interest by the Member or other person will cause the Fund or the Adviser to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true.

TRANSFERS OF INTERESTS

          Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board of Managers, which consent may be withheld for any reason in its sole discretion. Interests held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion). The Board of Managers generally will not consent to a transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Fund to repurchase Interests; and (iii) the transfer is (x) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (E.G., certain transfers to affiliates, gifts and contributions to family entities), (y) to members of the transferring Member's immediate family (brothers, sisters, spouse, parents and children), or (z) a distribution from a qualified retirement plan or an individual retirement account, unless the Fund consults with counsel to the Fund and such counsel confirms that the transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million, and must be accompanied by a properly completed subscription agreement. The Board of Managers may not consent to a transfer of an Interest by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Interest, the balance of the capital account of each of the transferee and transferor is not less than $500,000. A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

          Any transferee that acquires an Interest or portion thereof in the Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired, to transfer the Interest in accordance with the terms of the Limited Liability Agreement and to tender the Interest for repurchase by the Fund, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Limited Liability Agreement. If a Member transfers an Interest or portion thereof with the approval of the Board of Managers, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Interest or portion thereof is transferred is admitted to the Fund as a Member.

          By subscribing for an Interest, each Member agrees to indemnify and hold harmless the Fund, the Board of Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

                                   TAX ASPECTS

          The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal tax purposes.

          This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of all of the various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

          EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

          In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Memorandum regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

TAX TREATMENT OF FUND OPERATIONS

          CLASSIFICATION OF THE FUND. The Fund will receive an opinion of Schulte Roth & Zabel LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board of Managers, the Fund will be classified as a partnership for Federal tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

          The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board of Managers, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

          Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

          UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN A PORTFOLIO FUND OR PORTFOLIO ACCOUNT THAT IS TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES (AN "INVESTMENT PARTNERSHIP").

          As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

          ALLOCATION OF PROFITS AND LOSSES. Under the Limited Liability Company Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The Limited Liability Company Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

          Under the Limited Liability Company Agreement, the Board of Managers has the discretion to allocate specially an amount of the Fund's capital gain and loss and/or ordinary income or loss for Federal income tax purposes to a Member whose entire Interest is repurchased to the extent that the Member's capital account exceeds, or is less than, as the case may be, its Federal income tax basis in its Interest. There can be no assurance that, if the Board of Managers makes any such special allocations, the Service will accept such allocations. If such allocations are successfully challenged by the Service, the Fund's tax items allocable to the remaining Members would be affected.

          TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Limited Liability Company Agreement, the Board of Managers, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend upon whether any Investment Partnership also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board of Managers presently does not intend to make such election.

          The Board of Managers decides how to report the partnership items on the Fund's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member designated by the Board of Managers as the "Tax Matters Partner" has
considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

          A Member receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to the Fund. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Fund's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its Interest.

          As discussed above, the Limited Liability Company Agreement provides that the Board of Managers may specially allocate items of Fund capital gain and loss and/or ordinary income and loss to a Member whose entire Interest is repurchased to the extent its capital account would otherwise exceed or be less than, as the case may be, its adjusted tax basis in its Interest. Such a special allocation of income or gain may result in the withdrawing Member recognizing ordinary income and/or short-term capital gain in the Member's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal. Such a special allocation of loss may result in the withdrawing Member recognizing capital loss, which may include long-term loss, in the Member's last taxable year in the Fund, thereby reducing the amount of short-term loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

          DISTRIBUTIONS OF PROPERTY. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

TAX TREATMENT OF FUND INVESTMENTS

          IN GENERAL. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

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


          Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations -- 'Section 988' Gains or Losses" below) and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.(1)

          The maximum ordinary income tax rate for individuals is 35%(2) and, in general, the maximum individual income tax rate for "Qualified Dividends"(3) and long-term capital gains is 15%(4) (unless the taxpayer elects to be taxed at ordinary rates -- see "Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

          The Fund may realize ordinary income from dividends and accruals of interest on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its

__________________

(1) Generally, in the absence of Regulations requiring it, the Fund will not treat positions held through different investment advisory agreements or Investment Partnerhsips as offsetting positions for purposes of the straddle rules.

(2)  This rate is scheduled to increase to 39.6% in 2001.

(3) A "Qualified Dividend" is generally a dividend from certain domestic orporations, and from certain foreign corporations that are either eligible for the benefits of a comprehensive income tax treaty with the United States or are readily tradable on an established securities market in the United States. Shares must be held for certain holding periods in order for a divdend thereon to be a Qualified Dividend.

(4) The maximum individual long-term capital gains tax rate is 20% for sales or exchanges on or after January 1, 2009. The 15% maximum individual tax rate on Qualified Dividends is scheduled to expire on December 31, 2008.

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


investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Fund in connection with equity swaps, interest rate swaps, caps, floors and collars may be considered "miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures and Certain Other Expenditures" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(5)

          CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Fund's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (E.G., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

     As indicated above, the Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

     SECTION 1256 CONTRACTS. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract  includes certain  regulated  futures  contracts,  certain

_________________

(5) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical proerty) at a price determined in accordance with such contract but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

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


foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

          Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - 'Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts. A Section 1256 Contract does not include any "securities futures contract" or any option on such a contract (See "Certain Securities Futures Contracts").

          CERTAIN SECURITIES FUTURES CONTRACTS. Generally, a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. Any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is treated as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates has (or would have) in the hands of the taxpayer. If the underlying security would be a capital asset in the taxpayer's hands, then gain or loss from the sale or exchange of the securities futures contract would be capital gain or loss. Capital gain or loss from the sale or exchange of a securities futures contract to sell property (i.e., the short side of a securities futures contract) generally will be short term capital gain or loss, unless otherwise characterized pursuant to the straddle rules and short sale rules, if applicable.

          A "dealer securities futures contract" is treated as a Section 1256 Contract. A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts and (2) is traded on a qualified board of trade or exchange.

          MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Fund (and any Investment Partnership) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the

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


account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

          SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

          Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

          EFFECT OF STRADDLE RULES ON MEMBERS' SECURITIES POSITIONS. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities.(6)

          LIMITATION ON DEDUCTIBILITY OF INTEREST AND SHORT SALE EXPENSES. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (I.E., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, Qualified Dividends and long-term capital gains are excluded from net investment income unless the taxpayer elects to pay tax on such amounts at ordinary income tax rates.

______________

(6) The Fund will not generally be in a position to furnish to Members information regarding the securities positions of its Investment Partnerships which would permit a Member to determine whether its transactions in securities, which are also held by such Ivnestment Partnerships, should be treated as offsetting positions for urposes of the straddle rules.

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


          For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

          DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES AND CERTAIN OTHER EXPENDITURES. Investment expenses (E.G., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(7) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2004, $142,700 or $71,350 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.(8) Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

          Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of the Fund. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of the Fund (including the Management Fee, the fee paid to the Administrator and any fee payable to the Portfolio Managers of an Investment Partnership), to the extent such expenses are allocable to an Investment Partnership that is not in a trade or business within the meaning of the Code or to the investment activity of the Fund. The Fund intends to treat its expenses attributable to an Investment Partnership that is engaged in trade or business within the meaning of the Code or to the trading activity of the Fund as not being subject to such limitations, although there can be no assurance that the Service will agree.

___________

(7) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incured in connection with the administration fo the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement among three Federal Coruts of Appeals on the qeustion of whether th einvestment advisory fees incurred by a trust are exempt (under Section 67(e)) from the 2% of adjsuted gross income floor deductibility. Members that are trusts or estates should consult their tax advisors as to the applicability of these cases to the ivnestment expenses that are allocated to them.

(8) Under recently enacted legislation, the latter limitation on itemized deductions will be reduced stating in calendar year 2006b and will be completely elimiated by 2010. However, this legislation contains a "sunset provision that will result in the limitation on itemized deductions being restored in 2011.

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


          The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

          A Member will not be allowed to deduct syndication expenses, including placement fees, paid by such Member or the Fund. Any such amounts will be included in the Member's adjusted tax basis for its Interest.

          APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Fund. Income or loss attributable to the Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

          APPLICATION OF BASIS AND "AT RISK" LIMITATIONS ON DEDUCTIONS. The amount of any loss of the Fund that a Member is entitled to include in its income tax return is limited to its adjusted tax basis in its Interest as of the end of the Fund's taxable year in which such loss occurred. Generally, a Member's adjusted tax basis for its Interest is equal to the amount paid for such Interest, increased by the sum of (i) its share of the Fund's liabilities, as determined for Federal income tax purposes, and (ii) its distributive share of the Fund's realized income and gains, and decreased (but not below zero) by the sum of (i) distributions (including decreases in its share of Fund liabilities) made by the Fund to such Member and (ii) such Member's distributive share of the Fund's realized losses and expenses.

          Similarly, a Member that is subject to the "at risk" limitations (generally, non-corporate taxpayers and closely held corporations) may not deduct losses of the Fund to the extent that they exceed the amount such Member has "at risk" with respect to its Interest at the end of the year. The amount that a Member has "at risk" will generally be the same as its adjusted basis as described above, except that it will generally not include any amount attributable to liabilities of the Fund or any amount borrowed by the Member on a non-recourse basis.

          Losses denied under the basis or "at risk" limitations are suspended and may be carried forward in subsequent taxable years, subject to these and other applicable limitations.

          PASSIVE FOREIGN INVESTMENT COMPANIES: The Fund may invest in foreign corporations which are passive foreign investment companies ("PFICs") for Federal income tax purposes. A foreign corporation is considered a PFIC if (i) 75% or more of its gross income for the taxable year is "passive" or (ii) the average percentage of assets (by value) held by it during the taxable year which produce passive income, or which are held for the production of passive income, is at least 50%. As a result of the Fund's investment in a PFIC, Members would

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


be subject to income taxation with respect to their share of income attributable to the PFIC under one of three complex methods designed to eliminate the benefit of any tax deferral that might otherwise be available as a result of an investment in a PFIC.

          Under the "interest charge" method, a Member is generally liable for tax (at ordinary income rates) plus an interest charge reflecting the deemed deferral of tax liability on the income arising when the Fund pledges or sells its PFIC shares at a gain, receives certain distributions from the PFIC or when the Member's indirect interest in the PFIC is reduced. Under a second option, if the Fund, or any Investment Partnership, makes an election to have the PFIC treated as a qualified electing fund ("QEF"), Members would generally be taxed currently on their proportionate share of the ordinary earnings and net long-term capital gains of the PFIC whether or not the earnings or gains are distributed. In order for the Fund or such Investment Partnership to be eligible to make a QEF election, the PFIC would have to agree to provide certain information to the Fund on an annual basis. Members that are tax-exempt should consult their own tax advisers concerning the tax consequences of being a partner in a partnership that makes the QEF election with respect to an investment in a PFIC. Under the third alternative, the Fund generally will have the option to elect to mark its PFIC stock to market at the end of every year, provided the PFIC stock is considered "marketable" under applicable definitions. All such mark to market gains and losses (to the extent allowed) will be considered ordinary. Under recent regulations, it is unlikely that any PFIC shares that the Fund or any Investment Partnership would invest in would be considered "marketable" unless the PFIC shares were regularly traded on a regulated securities exchange.

          Members are urged to consult their own tax advisers concerning these rules and any applicable reporting requirements.

          OTHER "ANTI-DEFERRAL" PROVISIONS. Whether or not the PFIC provisions are applicable, pursuant to the "controlled foreign corporation" or "foreign personal holding company" provisions of the Code, investments by the Fund in certain foreign corporations may, in certain circumstances, cause a Member to
(i) recognize taxable income prior to the Fund's receipt of distributable proceeds or (ii) recognize ordinary taxable income that would otherwise have been treated as long-term or short-term capital gain.

FOREIGN TAXES

          It is possible that certain dividends and interest directly or indirectly received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund or an Investment Partnership may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Fund will directly or indirectly pay since the amount of the Fund's assets to be invested in various countries is not known.

          The Members will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund or an Investment Partnership, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject

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to the limitations  generally  applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax-exempt will not ordinarily benefit from such credit or deduction.

UNRELATED BUSINESS TAXABLE INCOME

          Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(9) This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

          This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes income and gain derived by an exempt organization from the ownership and sale of debt-financed property in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time. As previously indicated, the Fund intends to invest with Portfolio Managers whom the Adviser believes will operate so that the Fund generally will not generate UBTI, although there can be no assurance that the Portfolio Managers will continue to operate in such a manner. In addition, as previously indicated, the Fund may borrow money on a temporary basis (although it does not expect to do so). Although the Fund intends to treat such borrowings as not resulting in UBTI, there can be no assurance that a Portfolio Manager's investment practices will not be treated as giving rise to UBTI by the Service.

          Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stockdoes not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(10) However, some or all of the Fund income derived by a particular exempt organization may be treated as UBTI if the organization incurs "acquisition indebtedness" in acquiring its Interest.

          CALCULATION OF UBTI. To the extent that the Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to a Member which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for

___________

(9) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

(10) Moreover,   income  realized  form  option  writing  and  futures  contract transactions generally would not constitute UBTI.

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


each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

          In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, even if an exempt organization Member realizes UBTI from its investment in the Fund, the tax-exempt status of such exempt organization should not be affected.(11) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See "ERISA Considerations.")

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

          PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

          In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

_____________

(11) Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section
     514(c)(9)(B)(vi)(1) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

          In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. There can be no assurance that the Fund will meet such 95% gross income test.

          A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

          QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

          ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in Investment Partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

TAX SHELTER REPORTING REQUIREMENTS

          Under recently issued Regulations, the activities of the Fund and the Investment Partnerships may include one or more "reportable transactions," requiring the Fund and, in certain circumstances, a Member to file information returns as described below. In addition, the Adviser and other material advisers to the Fund may each be required to maintain for a specified period of time a list containing certain information regarding the "reportable transactions" and the Fund's investors, and the Service could inspect such lists upon request.

          A "reportable transaction" of a partnership includes, among others, a transaction that results in a loss claimed under Section 165 of the Code (computed without taking into account offsetting income or gain items, and without regard to limitations on its deductibility) generally of at least $2 million in any one taxable year or an aggregate of at least $4 million over a period of six taxable years (beginning with the taxable year in which the transaction is entered into), unless the transaction has been exempted from reporting by the Service. Subject to certain significant exemptions described below, a partner will be treated as participating in a partnership's "loss transaction," and thus be required to report the transaction, if (i) the partner's allocable share of such a partnership's loss exceeds certain thresholds,(12) or (ii) the partner is an individual or a trust which is

______________

(12) For non-corporate Members, the thresholds are $2 million in any one taxable year or an aggregate of $4 million over the six-year period described above, and for corporate Members, the thresholds are $10 million in any one taxable year or $20 millions over the six-year period described above.

allocated in any one taxable year a loss of at least $50,000 from a Section 988 transaction (see "Currency Fluctuations - 'Section 988' Gains or Losses" above).

          The Service has published guidance exempting many transactions of the Investment Partnerships and the Fund from the reporting requirements, provided that the Fund or the Investment Partnership has a "qualifying basis" in the assets underlying the transaction. Assets with a "qualifying basis" include, among others, certain assets purchased by the Fund or an Investment Partnership for cash. However, even if the Fund or an Investment Partnership has a "qualifying basis" in the asset generating the loss, each of the following transactions is still subject to the reporting requirements unless it is marked to market under the Code (e.g., a Section 1256 Contract): (i) a transaction involving an asset that is, or was, part of a straddle (other than a mixed straddle), (ii) a transaction involving certain "stripped" instruments, (iii) the disposition of an interest in a pass-through entity (such as an Investment Partnership), and (iv) certain foreign currency transactions which generate an ordinary loss (see "Currency Fluctuations -- 'Section 988' Gains or Losses" above).

          The Regulations require the Fund to complete and file Form 8886 ("Reportable Transaction Disclosure Statement") with its tax return for each taxable year in which the Fund participates in a "reportable transaction." Additionally, each Member treated as participating in a reportable transaction of the Fund is required to file Form 8886 with its tax return. The Fund and any such Member, respectively, must also submit a copy of the completed form with the Service's Office of Tax Shelter Analysis. The Fund intends to notify the Members that it believes (based on information available to the Fund) are required to report a transaction of the Fund or an Investment Partnership, and intends to provide such Members with any available information needed to complete and submit Form 8886 with respect to the transactions of the Fund and the Investment Partnerships.

          Under the above rules, a Member's recognition of a loss upon its disposition of an interest in the Fund could also constitute a "reportable transaction" for such Member. Investors should consult with their own advisers concerning the application of these reporting obligations to their specific situations.

STATE AND LOCAL TAXATION

          In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

          State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business and may cause Members to file tax returns in those jurisdictions. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

          The Fund's tax adviser with respect to matters of Minnesota tax law is Faegre and Benson LLP. Assuming the Fund, which is organized as a Delaware limited liability company, is treated as a partnership for federal income tax purposes, it will also be treated as a partnership for Minnesota income tax purposes. Minnesota does not impose an income tax on partnerships doing business in the state. However, a minimum annual fee of up to $5,000 is imposed on partnerships based on the amount of property, payroll, and sales allocated to the state.

          Minnesota imposes an income tax on individuals, estates, and trusts (the "Minnesota income tax"). A Member who is a Minnesota resident will be subject to Minnesota income tax on his or her entire distributable share of Fund income. Minnesota law is unclear regarding whether a nonresident Member is subject to Minnesota income tax. To the extent the income of the Fund is derived solely from investments in securities, the Minnesota Department of Revenue might consider such income as not derived from a trade or business. Under Minnesota law, such nonbusiness income should be assignable to the Member's state of domicile and accordingly should not be subject to Minnesota income tax. However, there is no Minnesota authority addressing this issue, and it is possible that the Minnesota Department of Revenue might consider such income to be derived from a trade or business. In such event, a nonresident Member's distributable share of Fund income would be subject to Minnesota income tax on an apportioned basis. In addition, in such event, the Fund would be required to withhold Minnesota income tax on the distributive share of each nonresident individual Member's income.

          Minnesota imposes a franchise tax measured by net income on corporations (the "Minnesota franchise tax"). For corporations doing business within and without Minnesota, income generally is apportioned using a three-factor formula consisting of a sales factor (weighted 75%), a property factor (weighted 12.5%) and a payroll factor (weighted 12.5%). If the Fund were deemed to be engaged in a business, then the corporation's distributable share of Fund income would be considered nonapportionable income, which would be assigned to Minnesota using the Fund's factors, unless the Fund's business were wholly conducted within Minnesota, in which case all of the distributable share of Fund income would be assigned to Minnesota. In the unlikely case that the corporation and the Fund were deemed to be engaged in a unitary business, then the corporation's distributable share of Fund income would be considered apportionable business income. The corporation would combine its pro rata share of the Fund's sales, property and payroll factors with its own factors for apportionment purposes. However, the Fund might be deemed not to be engaged in a business at all, because its income is derived solely from investments in securities. In this case, and assuming the income were not otherwise deemed to be business income of the corporate Member, then such nonbusiness income would be assigned to the corporation's state of domicile. There is no Minnesota authority addressing whether such income from a partnership would be considered nonbusiness income.

          An entity exempt from Federal income tax by reason of the nature of its activities will generally be exempt from the Minnesota income tax with respect to its share of the Fund's income. Minnesota does, however, impose an income tax on a nonprofit organization that is generally based on the exempt entity's UBTI.

          Each prospective Member should consult his or her tax adviser with regard to the Minnesota income tax consequences of an investment in the Fund in light of his or her own particular situation.

LEGISLATIVE PROPOSALS

          This foregoing summary of certain aspects of the federal income tax treatment of the Fund is based upon the Code, judicial decisions, Regulations and rulings in existence on the date hereof, all of which are subject to change. Legislation has recently been proposed to amend the Code, which could change certain of the tax consequences of an investment in the Fund. In particular, the Senate has recently passed a bill which, if enacted, would require that the Fund operate as if it had a Section 754 election in effect (see "Tax Elections; Returns; Tax Audits"). The Fund would be required to adjust its tax basis in its assets in certain situations, including when a Member recognizes gain or loss from a Fund distribution or takes a basis in distributed property that is different from the Fund's basis in the property immediately prior to the distribution. If such bill is enacted, the Fund will request a Member who receives a distribution from the Fund, including in connection with a withdrawal in whole or in part, to provide the Fund with such Member's adjusted basis in its Interest. The same bill would also change from 60 months to 180 months the period of time over which the Fund may elect to amortize organizational expenses, if such expenses are incurred or paid by the Fund after the bill's effective date. It is not possible to predict the extent to which any of these or other provisions will be enacted and, if enacted, what their final form and effective dates will be. Any of the current proposals which are enacted could change the tax consequences described herein of an investment in the Fund. Prospective investors should consult their own tax advisers regarding the status of these proposed changes and the effect, if any, on their investment in the Fund.

                              ERISA CONSIDERATIONS

          Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an "ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

          ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in prohibited transactions and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (SEE "Tax Aspects") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether making such an investment is consistent with its fiduciary responsibilities and the DOL's regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

          Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of the fiduciary responsibility provisions of ERISA and prohibited transaction rules of ERISA and the Code. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.

          A Benefit Plan that proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest in the Fund was made with appropriate consideration of the relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

          Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser and/or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. The Code also penalizes such actions. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries independent of the Adviser or its affiliates, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of the Adviser or its affiliates, as a primary basis for the decision to invest in the Fund.

          The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Confidential Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Interests.

                      ADDITIONAL INFORMATION AND SUMMARY OF
                       LIMITED LIABILITY COMPANY AGREEMENT

          THE FOLLOWING IS A SUMMARY DESCRIPTION OF ADDITIONAL ITEMS AND OF SELECT PROVISIONS OF THE LIMITED LIABILITY AGREEMENT WHICH MAY NOT BE DESCRIBED ELSEWHERE IN THIS CONFIDENTIAL MEMORANDUM. THE DESCRIPTION OF SUCH ITEMS AND PROVISIONS IS NOT DEFINITIVE AND REFERENCE SHOULD BE MADE TO THE COMPLETE TEXT OF THE LIMITED LIABILITY AGREEMENT, WHICH IS ATTACHED HERETO AS APPENDIX A.

MEMBER INTERESTS

          Persons who purchase Interests in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Members of the Fund.

LIABILITY OF MEMBERS

          Under Delaware law and the Limited Liability Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated (i) to satisfy withholding tax obligations with respect to such Members or (ii) to return to the Fund amounts distributed to the Member in accordance with the Limited Liability Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

LIABILITY OF MANAGERS

          The Limited Liability Agreement provides that a Manager shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Limited Liability Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Fund (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Fund. Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Limited Liability Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Limited Liability Agreement to the fullest extent permitted by law.

AMENDMENT OF THE LIMITED LIABILITY AGREEMENT

          The Limited Liability Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Limited Liability Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Fund.

POWER-OF-ATTORNEY

          By subscribing for an Interest, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the Limited Liability Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

          The power-of-attorney granted as part of each Member's subscription agreement is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of an Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

TERM, DISSOLUTION AND LIQUIDATION

                  The Fund shall be dissolved:

o upon the affirmative vote to dissolve the Fund by: (1) the Board of Managers or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

o upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund;

o upon the expiration of any two year period which commences on the date on which any Member has submitted, in accordance with the terms of the Limited Liability Agreement, a written notice to the Fund requesting the repurchase of its entire Interest by the Fund if that Interest has not been repurchased by the Fund; or

o    as required by operation of law.

          Upon the occurrence of any event of dissolution, the Board of Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations -- Allocation of Net Profits and Net Loss."

          Upon the liquidation of the Fund, its assets will be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a PRO RATA basis if the Board of Managers or liquidator determines that the distribution of assets in-kind would be in the interests of the Members in facilitating an orderly liquidation.

REPORTS TO MEMBERS

          The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law. The Fund's ability to provide final Schedules K-1 to Members for any given tax year prior to April 15 of the following year will depend upon when it receives the requisite information from Portfolio Funds. (SEE "Additional Risk Factors -- Special Risks of Multi-Manager Structure.") The Fund will provide
Schedules K-1 as soon as practicable after it receives all necessary information. The Fund endeavors to provide Schedules K-1 on time. However, delays may occur. Under those circumstances, members would need to obtain extensions of the filing dates for their Federal, state and local tax returns. (SEE "Additional Risk Factors -- Special Risks of Multi-Manager Structure.")

          The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent monthly reports regarding the Fund's operations.

FISCAL YEAR

          For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The first fiscal year of the Fund will commence on the initial closing date and will end on March 31, 2005. The 12-month period ending December 31 (or such other date required by U.S. Treasury Regulations) of each year is the taxable year of the Fund.

ACCOUNTANTS AND LEGAL COUNSEL

          The Board of Managers and the Audit Committee have selected [______] as the independent public accountants of the Fund. The independent public accountants are responsible for auditing the annual financial statements of the Fund. [_____] principal business address is located at [_________].

          Schulte Roth & Zabel LLP, New York, New York, serves as legal counsel to the Fund. The firm also acts as legal counsel to the Adviser and its affiliates with respect to certain other matters. In connection with the Fund's offering of Interests and subsequent advice to the Fund, the Adviser and its affiliates, Schulte Roth & Zabel LLP will not be representing Members of the Fund. No independent counsel has been retained to represent Members of the Fund.

CUSTODIAN

          ________ (the "Custodian") serves as the custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is _________.

INQUIRIES

          Inquiries concerning the Fund and Interests (including information concerning subscription and withdrawal procedures) should be directed to:

                                  Mark F. Steen
                            Blue Rock Advisors, Inc.
                                 3915 IDS Center
                             80 South Eighth Street
                              Minneapolis, MN 55402

                                  (612)337-8000
                                Telecopier: (___)

                                    * * * * *

          ALL POTENTIAL INVESTORS IN THE FUND ARE ENCOURAGED TO CONSULT APPROPRIATE LEGAL AND TAX COUNSEL.

                                   APPENDIX A


                         BLUE ROCK REGISTERED FUND, LLC

                     (A DELAWARE LIMITED LIABILITY COMPANY)
                      ------------------------------------

                       LIMITED LIABILITY COMPANY AGREEMENT
                           DATED AS OF APRIL 19, 2004

                                 3915 IDS CENTER
                             80 SOUTH EIGHTH STREET
                              MINNEAPOLIS, MN 55402
                                 (612) 337-8000

                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I  DEFINITIONS.........................................................4
ARTICLE II   ORGANIZATION; ADMISSION OF MEMBERS...............................10
   2.1   FORMATION OF LIMITED LIABILITY COMPANY...............................10
   2.2   NAME.................................................................10
   2.3   PRINCIPAL AND REGISTERED OFFICE......................................10
   2.4   DURATION.............................................................10
   2.5   BUSINESS OF THE FUND.................................................10
   2.6   BOARD OF MANAGERS....................................................11
   2.7   MEMBERS..............................................................12
   2.8   ORGANIZATIONAL MEMBER................................................12
   2.9   BOTH MANAGERS AND MEMBERS............................................12
   2.10   LIMITED LIABILITY...................................................12
ARTICLE III   MANAGEMENT......................................................12
   3.1   MANAGEMENT AND CONTROL...............................................12
   3.2   ACTIONS BY THE BOARD OF MANAGERS.....................................13
   3.3  OFFICERS..............................................................14
   3.4   MEETINGS OF MEMBERS..................................................14
   3.5   CUSTODY OF ASSETS OF THE FUND........................................15
   3.6   OTHER ACTIVITIES OF MEMBERS AND MANAGERS.............................15
   3.7   DUTY OF CARE.........................................................16
   3.8   INDEMNIFICATION......................................................16
   3.9   FEES, EXPENSES AND REIMBURSEMENT.....................................18
ARTICLE IV  TERMINATION OF STATUS OF ADVISER AND MANAGERS;
TRANSFERS AND REPURCHASES
   4.1   TERMINATION OF STATUS OF THE ADVISER.................................19
   4.2   TERMINATION OF STATUS OF A MANAGER...................................19
   4.3   REMOVAL OF THE MANAGERS..............................................19
   4.4   TRANSFER OF INTERESTS OF MEMBERS.....................................19
   4.5   REPURCHASE OF INTERESTS..............................................20
ARTICLE V   CAPITAL...........................................................22
   5.1   CONTRIBUTIONS TO CAPITAL.............................................22
   5.2   RIGHTS OF MEMBERS TO CAPITAL.........................................22
   5.3   CAPITAL ACCOUNTS.....................................................23
   5.4   ALLOCATION OF NET PROFIT AND NET LOSS; ALLOCATION OF OFFERING COSTS..23
   5.5   ALLOCATION OF CERTAIN EXPENDITURES...................................23
   5.6   RESERVES.............................................................23
   5.7   ALLOCATION OF ORGANIZATION EXPENSES..................................24
   5.8   TAX ALLOCATIONS......................................................25
   5.9   DISTRIBUTIONS........................................................26
   5.10   WITHHOLDING.........................................................26
ARTICLE VI   DISSOLUTION AND LIQUIDATION......................................27
   6.1   DISSOLUTION..........................................................27
   6.2   LIQUIDATION OF ASSETS................................................27

ARTICLE VII   ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS....................28
   7.1   ACCOUNTING AND REPORTS...............................................28
   7.2   DETERMINATIONS BY THE BOARD OF MANAGERS..............................29
   7.3   VALUATION OF ASSETS..................................................29
ARTICLE VIII   MISCELLANEOUS PROVISIONS.......................................30
   8.1   AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.....................30
   8.2   SPECIAL POWER OF ATTORNEY............................................31
   8.3   NOTICES..............................................................32
   8.4   AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS........................32
   8.5   APPLICABILITY OF 1940 ACT AND FORM N-2...............................32
   8.6   CHOICE OF LAW; ARBITRATION...........................................32
   8.7   NOT FOR BENEFIT OF CREDITORS.........................................33
   8.8   CONSENTS.............................................................33
   8.9   MERGER AND CONSOLIDATION.............................................33
   8.10  PRONOUNS............................................................34
   8.11  CONFIDENTIALITY.....................................................34
   8.12  CERTIFICATION OF NON-FOREIGN STATUS.................................35
   8.13  SEVERABILITY........................................................35
   8.14  FILING OF RETURNS...................................................35
   8.15  TAX MATTERS PARTNER.................................................35
   8.16  SECTION 754 ELECTION................................................36
   8.17  APPLICABILITY OF CERTAIN PROVISIONS.................................36

                         BLUE ROCK REGISTERED FUND, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT



          THIS LIMITED LIABILITY COMPANY AGREEMENT of Blue Rock Registered Fund, LLC (the "Fund") is dated as April 19, 2004, by and among Robert W. Fullerton, as the Initial Manager, Robert W. Fullerton, as the Organizational Member, and those persons hereinafter admitted as Members.


                              W I T N E S S E T H :

          WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on March 29, 2004.

          NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                             ----------------------

                                    ARTICLE I

                                   DEFINITIONS

                             ----------------------

     For purposes of this Agreement:

     ADMINISTRATOR                 The   person  who   provides   administrative
                                   services   to  the   Fund   pursuant   to  an
                                   administrative services agreement.

     ADVISER The person who at any particular time serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement.

     ADVISERS ACT                  The  Investment  Advisers Act of 1940 and the
                                   rules, regulations and orders thereunder, as amended from time to time, or any successor law.

     AFFILIATE                     An affiliated person, as such term is defined
                                   by the 1940 Act, of a person.

     AGREEMENT                     This Limited Liability Company Agreement,  as
                                   amended from time to time.

     BOARD OF  MANAGERS            The Board of Managers established pursuant to
                                   Section 2.6 hereof.

     CAPITAL ACCOUNT               With  respect  to each  Member,  the  capital
                                   account  established and maintained on behalf
                                   of  each  Member   pursuant  to  Section  5.3
                                   hereof.

     CAPITAL PERCENTAGE            A percentage  established  for each Member on
                                   the   Fund's   books   as  of  each   Expense
                                   Allocation Date. The Capital  Percentage of a
                                   Member on an Expense Allocation Date shall be
                                   determined  by dividing the amount of capital
                                   contributed   to  the  Fund  by  the   Member
                                   pursuant to Section 5.1 hereof by the sum of the capital contributed to the Fund by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal
                                   100%.

     CERTIFICATE                   The  Certificate of Formation of the Fund and
                                   any amendments thereto as filed with the office of the Secretary of State of Delaware.

     CLOSING DATE                  The  first  date on or as of  which a  Member
                                   other  than  the  Organizational   Member  is
                                   admitted to the Fund.

     CODE The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

     FUND                          The  limited   liability   company   governed
                                   hereby, as such limited liability company may from time to time be constituted.

     DELAWARE ACT                  The Delaware Limited Liability Company Act as
                                   in effect on the date hereof and as amended from time to time, or any successor law.

     EXPENSE ALLOCATION DATE       The Closing Date, and thereafter  each day on
                                   or before December 31, 2004, as of which a contribution to the capital of the Fund is made pursuant to Section 5.1 hereof.

     FISCAL PERIOD                 The period  commencing  on the Closing  Date,
                                   and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                                         (1) the last day of a Fiscal Year;

                                         (2) the last day of a Taxable Year;

                                         (3) the  day  preceding  any  day as of
                                             which a contribution to the capital
                                             of the  Fund  is made  pursuant  to
                                             Section 5.1 hereof;

                                         (4) any   day   on   which   the   Fund
                                             repurchases any Interest or portion
                                             of an Interest of any Member; or

                                         (5) any day (other  than one  specified
                                             in  clause  (2)  above) as of which
                                             this  Agreement  provides  for  any
                                             amount to be credited to or debited
                                             against the Capital  Account of any
                                             Member,  other than an amount to be
                                             credited to or debited  against the
                                             Capital  Accounts of all Members in
                                             accordance  with  their  respective
                                             Investment Percentages.

     FISCAL YEAR                   The period commencing on the Closing Date and
                                   ending on March 31, 2005, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to
                                   Section  6.2  hereof),  unless  and until the
                                   Board of Managers shall elect another fiscal year for the Fund.

     FORM N-2 The Fund's Registration Statement on Form N-2 filed with the Securities and Exchange
                                   Commission,  as  amended  from  time to time.

    INDEPENDENT  MANAGERS          Those   Managers  who  are  not   "interested
                                   persons," as such term is defined by the 1940
                                   Act, of the Fund.


     INITIAL MANAGER               Robert W. Fullerton

     INTEREST The entire ownership interest in the Fund at any particular time of a Member, or other person to whom an Interest of a Member or portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

     INVESTMENT ADVISORY           A separate written  agreement entered into by
     AGREEMENT                     the  Fund   pursuant  to  which  the  Adviser
                                   provides Management Services to the Fund.

     INVESTMENT FUNDS              Unregistered  investment funds and registered
                                   investment companies.

     INVESTMENT PERCENTAGE         A percentage  established  for each Member on
                                   the Fund's  books as of the first day of each
                                   Fiscal Period. The Investment Percentage of a
                                   Member   for  a   Fiscal   Period   shall  be
                                   determined  by  dividing  the  balance of the
                                   Member's    Capital   Account   as   of   the
                                   commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period.
                                   The sum of the Investment Percentages of all Members for each Fiscal Period shall equal
                                   100%.

     MANAGEMENT SERVICES           Such  investment  advisory and other services
                                   as the Adviser is required to provide to the Fund pursuant to the Investment Advisory
                                   Agreement as contemplated by Section 3.9(a) hereof.

     MANAGER An individual designated as a manager of the Fund pursuant to the provisions of Section
                                   2.6 hereof and who serves on the Board of Managers of the Fund.

     MEMBER Any person who shall have been admitted to the Fund as a member (including any Manager in such person's capacity as a member of the Fund but excluding any Manager in such person's capacity as a Manager of the Fund) until the Fund repurchases the entire Interest of such person as a member pursuant to Section 4.5 hereof or a substituted Member or Members are admitted with respect to any such person's entire Interest as a member pursuant to Section 4.4 hereof; such term includes the Adviser to the extent the Adviser makes a capital contribution to the Fund and shall have been admitted to the Fund as a member.

     NET ASSETS                    The  total  value of all  assets of the Fund,
                                   less an amount  equal to all  accrued  debts,
                                   liabilities  and  obligations  of  the  Fund,
                                   calculated   before   giving  effect  to  any
                                   repurchases of Interests to be effected as of the date such value is determined.

     NET PROFIT OR NET LOSS        The  amount by which the Net Assets as of the
                                   close of business on the last day of a Fiscal
                                   Period  exceed (in the case of Net Profit) or
                                   are less  than (in the case of Net  Loss) the
                                   Net Assets as of the commencement of the same
                                   Fiscal   Period  (or,  with  respect  to  the
                                   initial  Fiscal Period of the Fund, as of the
                                   close of business on the Closing Date),  such
                                   amount to be adjusted to exclude any items to
                                   be  allocated  among the Capital  Accounts of
                                   the  Members  on  a  basis  that  is  not  in
                                   accordance  with  the  respective  Investment
                                   Percentages   of  all   Members   as  of  the
                                   commencement of such Fiscal Period pursuant to Sections 5.5 and 5.6 hereof.

     1940 ACT The Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

     OFFICER An individual designated as an officer of the Fund pursuant to the provisions of Section
                                   3.3 hereof and who serves as an officer of the Fund.

     ORGANIZATION EXPENSES         The   expenses   incurred   by  the  Fund  in
                                   connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

     ORGANIZATIONAL MEMBER         Robert W. Fullerton

     REGISTRATION DATE             The date on which the Fund  files  Forms N-8A
                                   and N-2  with  the  Securities  and  Exchange
                                   Commission.

     SECURITIES                    Securities  (including,  without  limitation,
                                   equities,  debt  obligations,   options,  and
                                   other "securities" as that term is defined in
                                   Section  2(a)(36)  of the  1940  Act) and any
                                   contracts  for forward or future  delivery of
                                   any security, debt obligation or currency, or
                                   commodity,    all    types   of    derivative
                                   instruments and financial instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon, as well as investments in registered investment companies and private investment funds.

     TAXABLE YEAR                  The  12-month  period  ending  December 31 of
                                   each year.

     TRANSFER The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

                            -------------------------

                                   ARTICLE II

                       ORGANIZATION; ADMISSION OF MEMBERS

                            -------------------------

         2.1    FORMATION OF LIMITED LIABILITY COMPANY.

                 The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

         2.2      NAME.

                 The name of the Fund shall be "Blue Rock Registered Fund, LLC" or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

         2.3    PRINCIPAL AND REGISTERED OFFICE.

                 The Fund shall have its principal office at, or at such other place designated from time to time by the Board of Managers.

                 The Fund shall have its registered office in Delaware at 615 South DuPont Highway, County of Kent, City of Dover, State of Delaware, 19901, and shall have National Corporate Research, Ltd. as its registered agent for service of process in Delaware, unless and until a different registered office or agent is designated by the Board of Managers.


         2.4      DURATION.

                 The term of the Fund commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

         2.5      BUSINESS OF THE FUND.

                 (a) The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business.

                 (b) The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

         2.6      BOARD OF MANAGERS.

                 (a) On or prior to the Registration Date, the Initial Manager may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as the Managers on the Board of Managers, subject to the election of such persons on or prior to the Registration Date by the Members. By signing this Agreement or the signature page of the Fund's subscription agreement, a Member admitted on or prior to the Registration Date shall be deemed to have voted for the election of each of the Managers then serving on the Board of Managers to the Board of Managers. After the Registration Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.4 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund. The number of Managers shall be fixed from time to time by the Board of Managers.

                 (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity; provided that in the event of any vacancy in the position of Manager occurring on or after the Registration Date, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

                 (c) In the event that no Manager remains to continue the business of the Fund, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing
Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to
Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

         2.7      MEMBERS.

                 The Board of Managers or its delegate may admit one or more Members generally at the beginning of each month; PROVIDED, HOWEVER, that the Fund may, in the discretion of the Board of Managers or its delegate, admit Members more or less frequently. Subject to the foregoing terms, Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Fund's subscription agreement pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board of Managers or its delegate may in its absolute discretion reject any subscription for an Interest. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member.

         2.8      ORGANIZATIONAL MEMBER.

                 Upon the admission of any Member, the Organizational Member shall withdraw from the Fund as the Organizational Member and shall be entitled to the return of his or her Capital Contribution, if any, without interest or deduction.

         2.9      BOTH MANAGERS AND MEMBERS.

                 A Member may at the same time be a Manager and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

         2.10      LIMITED LIABILITY.

                 Except as provided under applicable law, a Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Fund's debts, obligations and liabilities.

                           --------------------------

                                   ARTICLE III

                                   MANAGEMENT

                           --------------------------

         3.1      MANAGEMENT AND CONTROL.

                 (a) Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person," as such term is defined by the 1940 Act, of such company. During any period in which the Fund shall have no Managers, the Adviser shall continue to serve as the investment adviser of the Fund and to provide the Management Services to the Fund.

                 (b) Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund. The Board of Managers shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

                 (c) Members, in their capacity as Members, shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

                 (d) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Fund, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.

         3.2      ACTIONS BY THE BOARD OF MANAGERS.

                 (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

                 (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written or electronic notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

         3.3      OFFICERS

                 (a) The executive Officers of the Fund shall be a President, a Treasurer and a Secretary. If the Board of Managers has designated a Principal Manager pursuant to Section 3.2(b) hereof, then the Principal Manager shall also be an executive Officer. The Board of Managers may elect one or more Vice-Presidents, and each such Vice-President shall be an executive Officer. The President shall be the chief executive officer of the Fund. The Principal Manager, if there be one, shall be elected from among the persons serving as Managers, but no other Officer need be a Manager. The Board of Managers may also elect, or may delegate to the President authority to appoint, remove, or fix the duties, compensation or terms of office of, one or more other Officers as the Board of Managers shall at any time and from time to time deem to be advisable. Any two or more positions of Officer, except those of President and Vice-President, may be held by the same person. Unless there are no other officers at the time of acting, a person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Fund an instrument required by law to be executed, acknowledged and verified by more than one Officer.

                 (b) Each Officer shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by the President acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him. Any Officer may resign at any time by written notice to the Fund.
Any Officer may be removed at any time by the Board of Managers or by the President acting under authority delegated by the Board of Managers if in its or his judgment the best interest of the Fund would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an Officer shall not of itself create contract rights between the Fund and such Officer.

                 (c) If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by the President acting under authority delegated by the Board of Managers. Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed.

                 (d) All Officers as between themselves and the Fund shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Fund as may be provided in this Agreement or, to the extent not so provided, as may be prescribed by the Board of Managers or by the President acting under authority delegated by the Board of Managers.

         3.4      MEETINGS OF MEMBERS.

                  (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of

Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date herefore, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting, and matters incidental thereto, may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes at such meeting.

                  (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

                  (c) A Member may vote at any meeting of Members by a proxy properly executed in writing (or such other method approved by the Board of Managers) by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

         3.5      CUSTODY OF ASSETS OF THE FUND.

                  The physical possession of all funds, Securities and other properties of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

         3.6      OTHER ACTIVITIES OF MEMBERS AND MANAGERS.

                  (a) The Managers shall not be required to devote all of their time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

                  (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

         3.7      DUTY OF CARE.

                  (a) A Manager shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her duties, or otherwise in his or her capacity as a Manager, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of his or her duties to the Fund.

                  (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any Member or third parties only as provided under the Delaware Act.

         3.8      INDEMNIFICATION.

                  (a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.8(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.8 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.8 to the fullest extent permitted by law.

                  (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.8(a) hereof; PROVIDED, HOWEVER, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

                  (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.8(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Fund or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

                  (d) Any indemnification or advancement of expenses made pursuant to this Section 3.8 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.8 it shall be a defense that, and (ii) in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.8 the Fund shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this
Section  3.8 has not met the  applicable  standard  of conduct set forth in this

Section 3.8. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this
Section 3.8, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

                  (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which such indemnitee may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

                  (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section
3.8 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other person.

         3.9      FEES, EXPENSES AND REIMBURSEMENT.

                  (a) So long as the Adviser provides Management Services to the Fund, it shall be entitled to receive fees for such services as may be agreed to by the Adviser and the Fund pursuant to the Investment Advisory Agreement.

                  (b) The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of the Adviser (or of any affiliate of the Adviser) for his or her services as such and each such Manager shall be reimbursed by the Fund for expenses incurred by him in performing his duties under this Agreement.

                  (c) The Fund shall bear all of its own costs and expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser or another party pursuant to the Investment Advisory Agreement or another agreement with the Fund. The Adviser shall be entitled to reimbursement from the Fund for any expenses that it pays on behalf of the Fund. Costs and expenses to be borne by the Fund include, but are not limited to, the following: (i) all costs and expenses related to investment expenses; (ii) any non-investment related interest expense; (iii) fees and disbursements of any attorneys and accountants engaged on behalf of the Fund; (iv) audit and tax preparation expenses; (v) administrative expenses and fees; custody and escrow fees and expenses; (vi) the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond; (vii) the management fee payable to the Adviser; (viii) fees and expenses of Managers who are not employees of the Adviser or any affiliate of the Adviser; (ix) any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

                  (d) Subject to such limitations as may be imposed by the 1940 Act or other applicable laws, from time to time the Fund may, alone or in conjunction with the Adviser, any Affiliate of the Adviser or other registered or unregistered investment funds or other accounts for which the Adviser or any Affiliate of the Adviser acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                        ---------------------------------

                                   ARTICLE IV

                      TERMINATION OF STATUS OF ADVISER AND
                       MANAGERS; TRANSFERS AND REPURCHASES

                        ---------------------------------

         4.1      TERMINATION OF STATUS OF THE ADVISER.

                  The status of the Adviser shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

         4.2      TERMINATION OF STATUS OF A MANAGER.

                  The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

         4.3      REMOVAL OF THE MANAGERS.

                  Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

         4.4      TRANSFER OF INTERESTS OF MEMBERS.

                  (a) An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion); PROVIDED, HOWEVER, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor, (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), (iii) that is a distribution from a qualified retirement plan or an individual retirement account, or (iv) to which the Board of Managers may consent pursuant to the following sentence. The Board of Managers may consent to other Transfers under such other circumstances and conditions as it, in its sole discretion, deems appropriate; PROVIDED, HOWEVER, that prior to any such Transfers, the Board of

Managers shall consult with counsel to the Fund to ensure that such Transfers will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers or its delegate which may be withheld in its sole discretion. Any Transfers not made in accordance with this Section 4.4 shall be void.

                  (b) The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a Member unless: (i) the person to whom such Interest is Transferred is a person whom the Fund believes is an accredited investor, as such term is defined in Regulation D under the Securities Act of 1933 or any successor thereto; and (ii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than $500,000 or such lesser amount as may be established by the Board of Managers. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Fund as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.

                  (c) Each Member shall indemnify and hold harmless the Fund, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

         4.5      REPURCHASE OF INTERESTS.

                  (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to require the Fund to repurchase that Interest or portion thereof. The Board of Managers, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. However, the Fund shall not offer to repurchase Interests on more than four occasions during any one Fiscal Year; provided that offers made more than semi-annually in any taxable year shall only be accepted if Members give at least 65 days' notice of their acceptance in any tax year, unless it has consulted with counsel to the Fund and determined that more frequent offers would not cause any adverse tax consequences to the Fund or the Members. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider, among other things, the recommendation of the Adviser.

                 The Board of Managers shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms determined by the Board of Managers to be fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

                  (b) The Adviser may tender its Interest or a portion thereof as a Member, if any, under Section 4.5(a) hereof.

                  (c) The Board of Managers may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:

                           (1) such an Interest or portion thereof has been transferred in violation of Section
                                     4.4 hereof,  or such an Interest or portion
                                     thereof   has   vested  in  any  person  by
                                     operation  of  law  as  the  result  of the
                                     death,  divorce,  bankruptcy,   insolvency,
                                     dissolution or adjudication of incompetency of a Member;

                           (2) ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

                           (3)       such Member's  continued  participation  in
                                     the   Fund  may   cause   the  Fund  to  be
                                     classified    as   a    "publicly    traded
                                     partnership"  within the meaning of Section
                                     7704  of  the   Code   and   the   Treasury
                                     Regulations thereunder; or

                           (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true.

                 (d) Repurchases of Interests or portions thereof by the Fund shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Fund to repurchase Interests, promptly after the expiration date of such repurchase offer in accordance with the terms of such offer. Payment of the purchase price for an Interest (or portion thereof) shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Interest (or portion thereof) repurchased by the Fund determined as of the date of such repurchase (the "Initial Payment"); and (ii) if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value, a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Interest (or portion thereof) repurchased by the Fund as of the date of such repurchase, determined based on the audited financial statements of the Fund for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in

Securities (or any combination of Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Fund has requested withdrawal of its capital from any Investment Funds in order to fund the repurchase of Interests, 10 business days after the Fund has received at least 95% of the aggregate amount withdrawn by the Fund from such Investment Funds.

                  (e) A Member may at any time submit to the Fund a written request that the Fund repurchase the entire Interest of such Member, as contemplated by Section 6.1(3) hereof. Any such request shall be sent to the Fund by registered or certified mail, return receipt requested, and shall be deemed valid upon receipt by the Member of a letter from the Fund acknowledging its receipt of the request. The Fund shall send such letter to the Member promptly upon its receipt of the Member's request.

                      ------------------------------------

                                    ARTICLE V

                                     CAPITAL

                      ------------------------------------

         5.1      CONTRIBUTIONS TO CAPITAL.

                  (a) The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board of Managers, in its discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Managers shall not be entitled to make voluntary contributions of capital to the Fund as Managers of the Fund, but may make voluntary contributions to the capital of the Fund as Members. The Adviser may make voluntary contributions to the capital of the Fund as a Member.

                  (b) Members may make additional contributions to the capital of the Fund, effective as of such times as the Board of Managers in its discretion may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Section 5.6 hereof. The minimum additional capital contribution of a Member to the capital of the Fund shall be such amount as the Board of Managers, in its sole discretion, may determine from time to time.

                  (c) Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or readily available funds on or before the date of the proposed contribution.

         5.2      RIGHTS OF MEMBERS TO CAPITAL.

                  No Member shall be entitled to interest on any contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.6(c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

         5.3      CAPITAL ACCOUNTS.

                  (a) The Fund shall maintain a separate Capital Account for each Member.

                  (b) Each Member's Capital Account shall have an initial balance equal to the amount of such Member's initial contribution to the capital of the Fund.

                  (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6 hereof.

                  (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.5, 5.9 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under
Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.7 hereof.

         5.4      ALLOCATION OF NET PROFIT AND NET LOSS; ALLOCATION OF OFFERING
                  COSTS.

                  As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period, shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

         5.5      ALLOCATION OF CERTAIN EXPENDITURES.

                  Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

         5.6      RESERVES.

                  (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Managers, such reserves to be in the amounts that the Board of Managers in its sole discretion deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, may be proportionately charged or credited, as appropriate, to the Capital Accounts of those persons who are Members at the time when such reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Managers in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

                  (b) To the extent permitted under applicable law, if at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those persons who were Members during such prior Fiscal Period or Periods.

                  (c) To the extent permitted under applicable law, if any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a person who is no longer a Member, such amount shall be paid by or to such person, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; PROVIDED, HOWEVER, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such person ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph
(a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

         5.7      ALLOCATION OF ORGANIZATION EXPENSES

                         (1)            As of the first Expense Allocation Date,
Organization Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

                  (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.7 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organization Expenses shall then be reallocated among and debited against the

Capital Accounts of all Members in accordance with their respective Capital Percentages.

         5.8      TAX ALLOCATIONS.

                  For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.8 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirements of Treasury Regulation
Section 1.704-1(b)(2)(ii)(d).

                  If  the Fund realizes  ordinary  income  and/or  capital gains
(including short-term capital gains) for Federal income tax purposes (collectively, "income") for any fiscal year during or as of the end of which all the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Fund pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such income as follows: (i) to allocate such income among such Positive Basis Members, PRO RATA in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such income shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any income not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4 hereof.

                  If the Fund realizes ordinary losses and/or capital losses (including long-term capital losses) for Federal income tax purposes (collectively, "losses") for any fiscal year during or as of the end of which the Interests of one or more Negative Basis Members (as hereinafter defined) are repurchased by the Fund pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such losses as follows: (i) to allocate such losses among such Negative Basis Members, PRO RATA in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated and (ii) to allocate any losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4 hereof.

                  As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Fund under Section 752 of the
Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Fund and who has Positive Basis as of the effective date of the repurchase, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.8 equal to its Positive Basis as of the effective date of such repurchase.

                  As used herein, (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time is less than its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Fund under
Section 752 of the Code), and (ii) the term "Negative Basis Member" shall mean any Member whose Interest is repurchased by the Fund and who has Negative Basis as of the effective date of such repurchase, but such Member shall cease to be a Negative Basis Member at such time as it shall have received allocations pursuant to clause (i) of the third paragraph of this Section 5.8 equal to its Negative Basis as of the effective date of such repurchase.

         5.9      DISTRIBUTIONS.

                  The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a PRO RATA basis in accordance with the Members' Investment Percentages.

         5.10     WITHHOLDING.

                  (a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) such amounts as the Fund is required to withhold, pursuant to the Code or any other applicable law, on account of a Member's distributive share of the Fund's items of gross income, income or gain.

                  (b) For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Board of Managers, the amount of such excess.

                  (c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents.

Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                           --------------------------

                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

                           ---------------------------

         6.1      DISSOLUTION.

                  The Fund shall be dissolved:

                           (1) upon the affirmative vote to dissolve the Fund Fund by: (i) the Board of Managers or
                                     (ii)  Members  holding at least  two-thirds
                                     (2/3) of the total number of votes eligible
                                     to be cast by all Members;

                           (2) upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Fund;

                           (3) upon the expiration of any two year period that that commences on the date on which any Member has submitted, in accordance with the procedure specified in Section 4.5(e) hereof hereof, a written notice to the Fund requesting to tender its entire Interest for repurchase by the Fund if such Interest has not been repurchased by the Fund; or

                           (4)       as required by operation of law.

Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Fund as provided above, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

         6.2      LIQUIDATION OF ASSETS.

                  (a)    Upon the dissolution of the Fund as provided in Section
6.1 hereof, the Board of Managers shall promptly appoint the Board of Managers or the Adviser as the liquidator and the Board of Managers or the Adviser shall liquidate the business and administrative affairs of the Fund, except that if the Board of Managers does not appoint the Board of Managers or the Adviser as the liquidator or the Board of Managers or the Adviser is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

                           (1) the debts of the Fund, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a PRO RATA basis;

                           (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a PRO RATA basis; and

                          (3) the Members shall next be paid on a PRO RATA basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

                  (b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund; PROVIDED, HOWEVER, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                         -----------------------------

                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

                         -----------------------------

         7.1      ACCOUNTING AND REPORTS.

                  (a) The Fund shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

                  (b) After the end of each Taxable Year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

                  (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted auditing standards. The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

         7.2      DETERMINATIONS BY THE BOARD OF MANAGERS.

                  (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to
Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

                  (b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss or any components comprising the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

         7.3      VALUATION OF ASSETS

                  (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

                  (b) The Fund will value Interests in the Fund at fair value, which ordinarily will be the value determined by the Board of Managers in accordance with the policies established by the Fund.

                  (c) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                           ---------------------------

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                         -----------------------------

         8.1      AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

                  (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

                  (b)     Any amendment that would:

                         (1) increase the obligation of a Member to make any contribution to the capital of the Fund;

                         (2) reduce the Capital Account of a Member other than in accordance with Article V; or

                         (3) modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to have its entire Interest repurchased by the Fund.

                  (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

                         (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

                         (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

                         (3) amend this Agreement to make such changes as may be necessary or advisable to ensure that the Fund will not be treated as a publicly traded partnership taxable as a corporation or as an association taxable as a corporation for Federal tax purposes.

                  (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

         8.2      SPECIAL POWER OF ATTORNEY.

                  (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                         (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of
                                     Section 8.1 hereof);

                         (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

                         (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Fund, may from time to time be required by the laws of the United States, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

                  (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

                  (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

                         (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund or Board of Managers shall have had notice thereof; and

                         (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

         8.3      NOTICES.

                  Except as otherwise set forth in this Agreement, notices that are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Fund. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

         8.4      AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

                  This  Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

         8.5      APPLICABILITY OF 1940 ACT AND FORM N-2.

                  The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that will affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act, other Federal securities laws and the Form N-2.

         8.6      CHOICE OF LAW; ARBITRATION.

                  (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

                   (b) Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between Members or one or more Members and the Fund to arbitration in accordance with the provisions set forth below and understands that:

                         (1) arbitration is final and binding on the parties;

                         (2)         they  are  waiving   their  right  to  seek
                                     remedies in court, including the right to a jury trial;

                         (3)         pre-arbitration discovery is generally more
                                     limited    and    different    from   court
                                     proceedings;

                         (4) the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

                         (5) the panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

                  (c) All controversies that may arise among Members and one or more Members and the Fund concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law.

                  (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

         8.7      NOT FOR BENEFIT OF CREDITORS.

                   The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

         8.8      CONSENTS.

                  Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

         8.9      MERGER AND CONSOLIDATION.

                  (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

                  (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability Fund agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

         8.10     PRONOUNS.

                  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

         8.11     CONFIDENTIALITY.

                  (a) A Member may obtain from the Fund such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

                   (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

                  (c)     Each  Member recognizes  that in the event  that  this
Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

                  (d) Notwithstanding anything in this Agreement to the contrary, each Member (and each employee, representative or other agent of such Member) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Fund and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.

         8.12     CERTIFICATION OF NON-FOREIGN STATUS.

                  Each Member or transferee of an Interest from a Member shall certify, upon admission to the Fund and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

         8.13     SEVERABILITY.

                  If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

         8.14     FILING OF RETURNS.

                  The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Fund.

         8.15     TAX MATTERS PARTNER.

                  (a) A Manager who is a Member shall be designated on the Fund's annual Federal information tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Fund for purposes of Section 6231(a)(7) of the Code. In the event that no Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Fund pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Fund under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

                  (b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Member. In the event the Fund shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

         8.16     SECTION 754 ELECTION.

                  In the event of a distribution of Fund property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Fund, the Board of Managers, in its discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund property as provided by Sections 734 and 743 of the Code.

         8.17     APPLICABILITY OF CERTAIN PROVISIONS

                  Notwithstanding anything to the contrary in this Agreement, the following sections of this agreement shall not become effective until the Registration Date: Sections 2.5(b); 3.1(a)(ii); 3.5; and 8.5.

                  EACH  OF  THE  UNDERSIGNED   ACKNOWLEDGES  HAVING  READ  THIS
AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN
SECTION 8.11.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        MANAGER:


                                        /s/ ROBERT W. FULLERTON
                                        -------------------------------
                                        Name: Robert W. Fullerton




                                        ORGANIZATIONAL MEMBER:


                                        /s/ ROBERT W. FULLERTON
                                        -------------------------------
                                        Name: Robert W. Fullerton

                                        MEMBERS:

                                        Each  person  who  shall  sign  a Member
                                        Signature Page and who shall be accepted by the Board of Managers to the Fund as a the Fund as a Member.

                                   APPENDIX B

         BLUE ROCK ADVISORS, INC. RELATED FUNDS PERFORMANCE INFORMATION

         Blue Rock Advisors, Inc. (the "Investment Adviser") employs an investment program for the Blue Rock Registered Fund, LLC (the "Fund") that is substantially the same as the investment program that it employs in managing certain private investment funds, such as -Blue Rock Capital Fund, L.P., a limited partnership organized under the laws of Minnesota, and Blue Rock Capital Fund II, L.P., an exempted company incorporated under the laws of the Delaware (each a "Private Fund" and collectively, the "Private Funds"). The Private Funds are the only accounts managed by the Investment Adviser that have an investment objective, program, policies and strategies that are substantially the same as those of the Fund. The Investment Adviser selects on behalf of the Private Funds various portfolio managers with which it will invest the Private Funds' assets. The personnel of the Investment Adviser who are responsible for managing the investment portfolio of the Fund manage the investment portfolios of the Private Funds.

         Because of the similarity of investment programs, as a general matter, the Investment Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Investment Adviser for the Private Funds. The Investment Adviser will evaluate for the Fund and for the Private Funds a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Private Funds at a particular time. Because these considerations may differ for the Fund and the Private Funds in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Private Funds will differ. See "CONFLICTS OF INTEREST."

         THE FOLLOWING TABLE SETS FORTH THE PERFORMANCE RECORD OF THE PRIVATE FUNDS FOR THE PERIODS INDICATED. THE RETURNS SHOWN REFLECT THE ACTUAL FEES AND EXPENSES INCURRED BY THE INDICATED PRIVATE FUND. THE TABLE DOES NOT REFLECT THE INVESTMENT PERFORMANCE OF THE FUND. THE FUND'S LIMITED PERFORMANCE HISTORY IS SET FORTH FOLLOWING THE NOTES BELOW. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THE FUND'S EXPENSES ARE EXPECTED TO BE HIGHER THAN THOSE OF EACH PRIVATE FUND. ACCORDINGLY, HAD THE PRIVATE FUNDS' PERFORMANCE RECORDS REFLECTED THE FUND'S FEES AND ESTIMATED EXPENSES, THE PRIVATE FUNDS' RETURNS SHOWN IN THE TABLE WOULD HAVE BEEN LOWER. FURTHERMORE, THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE FUND AND THE PRIVATE FUNDS. UNLIKE THE FUND, THE PRIVATE FUNDS ARE NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE PRIVATE FUNDS' PERFORMANCE. FUTURE PERFORMANCE OF THE FUND AND OF THE PRIVATE FUNDS WILL DIFFER.

THE TABLES MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES APPEARING BELOW.


                          BLUE ROCK CAPITAL FUND, L.P.

                   BLUE ROCK CAPITAL FUND, L.P.    BLUE ROCK CAPITAL FUND, L.P.
                      NET RETURNS (1), (2)         YEAR TO DATE NET RETURNS (1),
                                                    (2), (3) (4)
             TIME PERIOD         MONTHLY RETURN
1991
----
July                               3.53%
August                             2.77%
September                          2.74%
October                            1.49%
November                           0.65%
December                           4.43%             16.62% (based on 6 months)

1992
----
January                           -0.22%
February                           1.29%
March                             -0.22%
April                             -0.12%
May                                0.80%
June                               0.30%
July                               0.29%
August                             0.11%
September                          0.91%
October                            1.06%
November                           0.87%
December                           0.87%                      6.08%

1993
----
January                            1.22%
February                          -0.47%
March                              1.03%
April                             -0.56%
May                                0.68%
June                               1.81%
July                               0.65%
August                             1.09%
September                          1.25%
October                           -1.05%
November                          -0.55%
December                           0.96%                      6.19%

1994
----
January                            0.69%
February                           0.73%
March                              0.34%
April                              0.22%
May                                0.54%
June                              -0.31%
July                               0.85%
August                             0.29%
September                          0.62%
October                            1.28%
November                           0.72%
December                           0.64%                      6.79%

1995
----
January                            0.09%
February                           0.60%
March                              1.32%
April                              1.44%
May                                1.18%
June                               1.13%
July                               1.36%
August                             0.26%
September                          0.83%
October                            1.06%
November                           0.76%
December                           0.77%                      11.34%

1996
----
January                            1.26%
February                           0.83%
March                              0.94%
April                              1.51%
May                                0.83%
June                               0.79%
July                               1.04%
August                             1.40%
September                          0.62%
October                            0.85%
November                           0.75%
December                           1.29%                      12.82%

1997
----
January                            0.82%
February                           0.05%

March                              0.86%
April                              0.82%
May                                0.34%
June                               0.21%
July                               0.90%
August                             0.76%
September                          1.54%
October                            1.55%
November                           0.14%
December                           1.63%                      10.04%

1998
----
January,                           0.05%
February                           0.37%
March                              1.58%
April                              0.86%
May                                0.19%
June                               0.55%
July                               0.77%
August                             0.03%
September                          0.70%
October                           -0.31%
November                           0.47%
December                           1.52%                      6.96%

1999
----
January                           -0.41%
February                          -0.66%
March                              0.86%
April                              0.36%
May                                0.88%
June                               1.25%
July                               1.72%
August                            -0.55%
September                          1.28%
October                            1.84%
November                           0.73%
December                           0.10%                      7.62%

2000
----
January                           -0.67%
February                          -0.46%
March                              1.07%
April                             -1.08%
May                                1.52%
June                               1.43%
July                               0.86%

August                             1.41%
September                          0.94%
October                           -0.26%
November                          -0.66%
December                           1.37%                      5.53%

2001
----
January                            0.90%
February                           1.06%
March                              0.53%
April                              0.60%
May                                0.35%
June                              -0.19%
July                              -0.21%
August                             0.35%
September                         -0.86%
October                            0.60%
November                          -0.13%
December                           0.11%                      3.13%

2002
----
January                            0.25%
February                          -0.30%
March                             -0.05%
April                             -0.13%
May                                0.33%
June                               0.27%
July                               0.77%
August                             0.23%
September                          0.95%
October                           -0.29%
November                          -1.13%
December                           0.33%                      1.23%

2003
----
January                            0.44%
February                           0.15%
March                             -0.17%
April                             -0.44%
May                                0.04%
June                               0.17%
July                              -0.36%
August                             0.03%
September                          0.15%
October                            0.11%
November                           0.05%
December                          -0.80%                      -0.64

2004
----
January                            0.51%
February                           0.12%
March                              0.63%             1.27% (based on 3 months)


                         BLUE ROCK CAPITAL FUND II, L.P.


             BLUE ROCK CAPITAL FUND II, L.P.
             NET RETURNS (1), (2); (3); (4)
TIME PERIOD     MONTHLY RETURN              CUMULATIVE RETURN   QUARTERLY RETURN

2003
----
November          0.05%                        0.05%
December         -0.89%                       -0.85%

2004
----
January           0.54%                       -0.31%
February          0.10%                       -0.21%
March             0.59%                        0.38%             1.24 (based on
                                                                 three months) %

                        NOTES TO PERFORMANCE INFORMATION

          The tables above are based on the Private Funds' investment performance and are not the investment performance of the Fund. The information contained in the table for each Private Fund was prepared by the Investment Adviser based on the following facts and assumptions:

         1. Blue Rock Capital Fund, L.P. commenced operations on July 1, 1991 and has a December 31 fiscal year. The information for Blue Rock Capital Fund, L.P. is based on investment returns derived from its audited financial statements from July 1, 1991 through December 31, 2003 and on unaudited financial statements from January 1, 2004 through March 31, 2004. Blue Rock Capital Fund II, L.P. commenced operations on November 1, 2003 and has a December 31 fiscal year. The information for Blue Rock Capital Fund II, L.P. is based on investment returns derived from its audited financial statements from November 1, 2003 through December 31, 2003, and on unaudited financial statements from January 1, 2004 through March 31, 2004. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

         2. The Private Funds' Net Returns take into account each Private Fund's actual fees and expenses as well as all fees and expenses and incentive allocations borne indirectly by the Private Fund as an investor in other investment funds.

         3. The returns shown above represent the percentage change in an investor's capital account balance in each Private Fund during each year for which returns are shown based on an investor's capital account balance at the inception of the Private Fund or at the beginning of each subsequent calendar year, as applicable, through the end of each year, or partial year, for which returns are shown.

         4. Since its inception in July 1991, Blue Rock Capital Fund, L.P. has had an average annual return of 7.36% and an annualized monthly standard deviation of 2.77%. Standard deviation is a statistical measure of volatility that measures the extent to which monthly rates of return vary from the average monthly return. Its Sharpe Ratio, calculated using the risk free rate over this period, is 1.17. The Sharpe Ratio is an annualized risk-adjusted measure to determine the return per unit of risk. Blue Rock Capital, L.P. has achieved positive returns in 123 out of 153 months since its inception.

                   Since its inception in November 2003, Blue Rock Capital Fund II, L.P. has had an average annual return of 0.91%. Blue Rock Capital Fund II, L.P. has achieved positive returns in 4 out of 5 months since its inception.

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

      (1)  Financial Statements:

           As Registrant has no assets, financial statements are omitted.

      (2)  Exhibits:

           (a) (i) Certificate of Formation of the Registrant. Filed herewith.

              (ii) Limited Liability Company Agreement of the Registrant. Filed herewith as Appendix A to the Confidential Memorandum included in the Registration Statement.

           (b) Not applicable.

           (c) Not applicable.

           (d) SEE Item 24(2)(a)(ii).

           (e) Not applicable.

           (f) Not applicable.

           (g) Form of Investment Advisory Agreement. (To be filed by Amendment.)

           (h) Form of Placement Agent Agreement. (To be filed by
               Amendment.)

           (i) Not applicable.

           (j) Form of Custody Agreement. (To be filed by
               Amendment.)

           (k) (i) Form of Administration, Accounting and Investment Services Agreement. (To be filed by Amendment.)

           (l) Not applicable.

           (m) Not applicable.

           (n) Not applicable.

           (o) Not applicable.

           (p) Not applicable.

           (q) Not applicable.

           (r) Code of Ethics. (To be filed by Amendment.)

ITEM 25.  MARKETING ARRANGEMENTS

       Not applicable.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

       Legal fees and expenses                       [  ]
       Accounting fees and expenses                  [  ]
       Blue Sky fees and expenses                    [  ]
       Printing                                      [  ]
       Offering expenses                             [  ]
                                                     ----

                  Total                             $[  ]

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

       None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

       As of __________, 2004, the number of record holders of each class of securities of the Registrant, is shown below:

        (1)                                    (2)
        TITLE OF CLASS                         NUMBER OF RECORDHOLDERS

        Limited liability company interests               0

ITEM 29.  INDEMNIFICATION

       Reference is made to Section 3.8 of the Registrant's Limited Liability Company Agreement (the "Company Agreement"), filed herewith. The Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to managers, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE ADVISER

       There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each executive officer and manager of Blue Rock Advisors, Inc. (the "Adviser") is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

       To the knowledge of the Registrant, none of the managers or executive officers of the Adviser are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

       The Adviser provides investment advisory and management services to Registrant. Information with respect to each manager and executive officer of the Adviser is incorporated by reference to Form ADV filed by the Adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (File no. 801-57105). The principal business address of the Adviser is 3915 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

       The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of the Adviser.

ITEM 32.  MANAGEMENT SERVICES

       Not applicable.

ITEM 33.  UNDERTAKINGS

       Not applicable.

                                    FORM N-2

                         BLUE ROCK REGISTERED FUND, LLC

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 20th day of April, 2004.


                        BLUE ROCK REGISTERED FUND, LLC




                        By: /s/ ROBERT W. FULLERTON
                            ---------------------------------------
                            Name:    Robert W. Fullerton
                            Title:   Manager and Principal Executive Officer

                                    FORM N-2

                         BLUE ROCK REGISTERED FUND, LLC

                                  EXHIBIT INDEX



EXHIBIT NUMBER                      DOCUMENT DESCRIPTION

      (a)             (i)  Certificate of Formation of Limited Liability Company